                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                            BROWN SHOE COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                            [Brown Shoe Letterhead]

 [Brown Shoe Logo]
                                                       April 16, 2002

To Brown Shoe Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Brown Shoe Company, Inc. that will be held at our headquarters at 8300 Maryland Ave., St. Louis, Missouri, in the Conference Center, on Thursday, May 23, 2002, at 11:00 a.m., local time. The formal Notice of the Annual Meeting, the Proxy Statement and a proxy card accompany this letter. Our Annual Report for fiscal year 2001 is also enclosed.

I hope you will be present at the meeting. Whether or not you plan to attend, please cast your vote by telephone or on the Internet, or complete, sign and return the enclosed proxy card in the postage-prepaid envelope, also enclosed. The prompt execution of your proxy will be greatly appreciated.

                                            Sincerely yours,

                                            /s/ Ronald A. Fromm
                                            Ronald A. Fromm
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                        [BROWN SHOE COMPANY, INC. LOGO]

                            BROWN SHOE COMPANY, INC.
    8300 Maryland Avenue, Post Office Box 29, St. Louis, Missouri 63166-0029

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS

DATE:   Thursday, May 23, 2002
TIME:   11:00 a.m., Central Daylight Time
PLACE:  8300 Maryland Ave.
        Conference Center
        St. Louis, Missouri 63105

MATTERS TO BE VOTED ON:

     - Election of two directors

     - Amendments to our Restated Certificate of Incorporation

     - Approval of Incentive and Stock Compensation Plan of 2002

     - Any other matters if properly raised

Only shareholders of record at the close of business on April 5, 2002 may vote at the meeting. Your vote is important. Whether you plan to attend the annual meeting or not, PLEASE CAST YOUR VOTE BY PHONE OR ON THE INTERNET, OR COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. If you attend the meeting and prefer to vote in person, you may do so even if you have previously voted by proxy. Directions to the annual meeting are printed on the back cover of this proxy statement.

It is our policy that all proxies, ballots and vote tabulations that identify the vote of any shareholder will be kept strictly confidential until after a final vote is tabulated and announced, except in extremely limited circumstances. Such limited circumstances include contested solicitation of proxies, when disclosure is required by law, to defend a claim against us or to assert a claim by us, and when a shareholder's written comments appear on a proxy or other voting material.

                                          /s/ Michael I. Oberlander
                                          Michael I. Oberlander
                                          Vice President, General Counsel and
                                          Corporate Secretary

April 16, 2002

                                PROXY STATEMENT
                        FOR THE BROWN SHOE COMPANY, INC.
                      2002 ANNUAL MEETING OF SHAREHOLDERS

                      INFORMATION ABOUT THE ANNUAL MEETING

WHY AM I RECEIVING THESE PROXY MATERIALS?

Your board of directors is soliciting proxies to be voted at the 2002 Annual Meeting of Shareholders. This proxy statement includes information about the issues to be voted upon at the meeting.

On April 16, 2002, we began mailing these proxy materials to all shareholders of record at the close of business on April 5, 2002. On the record date, there were 17,547,003 shares of our common stock outstanding.

WHERE AND WHEN IS THE ANNUAL MEETING?

The Annual Meeting of Shareholders will take place on May 23, 2002 in the Conference Center at our headquarters, located at 8300 Maryland Ave., St. Louis, Missouri 63105. The meeting will begin at 11:00 a.m., St. Louis time.

WHAT AM I VOTING ON?

We are aware of three items to be voted on by shareholders at the annual meeting, the election of two directors (Ronald A. Fromm and Patricia G. McGinnis), the amendments to our Restated Certificate of Incorporation and the approval of the Incentive and Stock Compensation Plan of 2002.

HOW MANY VOTES DO I HAVE?

You have one vote for each share of our common stock that you owned at the close of business on April 5, 2002, the record date. These shares include:

     - Shares held directly in your name as the "shareholder of record," and

     - Shares held for you as the beneficial owner through a broker, bank, or other nominee in "street name."

IF I AM A SHAREHOLDER OF RECORD, HOW CAN I VOTE MY SHARES?

You can vote by proxy or in person.

HOW DO I VOTE BY PROXY?

If you are a shareholder of record, you may vote your proxy by telephone, Internet, or mail. Our telephone and Internet voting procedures are designed to authenticate shareholders by using individual control numbers. Voting by telephone or Internet will help us reduce costs.

     - Voting your proxy by telephone

       In the U.S. and Canada, you can vote your shares by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day, 7 days a week up through the day before the meeting. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

     - Voting your proxy by Internet

       You can also choose to vote via the Internet. The web site for Internet voting is on your proxy card. Internet voting is available 24 hours a day, 7 days a week up through the day before the meeting. If you vote via the Internet, you do not need to return your proxy card.

     - Voting your proxy by mail

       If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

If you vote by proxy using any of these three methods, the persons named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify whether your shares should be voted for both, one, or neither of the nominees for director and whether your shares should be voted for or against the amendments to our certificate of incorporation, approval of the Incentive and Stock Compensation Plan of 2002 or any other proposals properly brought before the annual meeting. If you vote by telephone or Internet and choose to vote with the recommendation of your board of directors, or if you vote by mail, sign your proxy card, and do not indicate specific choices, your shares will be voted "FOR" the election of both nominees for director and "FOR" the amendments to our certificate of incorporation and "FOR" approval of the Incentive and Stock Compensation Plan of 2002. If you vote "abstain" on the proposal to approve the amendments to the certificate of incorporation, your vote will have the same effect as if the shares represented thereby were voted against approval of the amendments to the certificate of incorporation. If any other matter is properly brought before the meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matter that is required to be acted on at the annual meeting other than those discussed in this proxy statement.

If you wish to give a proxy to someone other than the persons named on the enclosed proxy card, you may strike out the names appearing on the card and write in the name of any other person, sign the proxy, and deliver it to the person whose name has been substituted.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it in any one of three ways:

     - Submit a valid, later-dated proxy,

     - Notify our Corporate Secretary in writing before the annual meeting that you have revoked your proxy, or

     - Vote in person at the annual meeting.

HOW DO I VOTE IN PERSON?

If you are a shareholder of record, you may cast your vote in person at the annual meeting.

IF I HOLD SHARES IN STREET NAME, HOW CAN I VOTE MY SHARES?

You can submit voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to the voting instruction card included in these materials by your broker or nominee.

IS MY VOTE CONFIDENTIAL?

Yes. Voting tabulations are confidential, except in extremely limited circumstances

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Election of Two Directors (Proxy Item No.
  1)..........................................    The nominees who receive the most votes for the
                                                  available positions will be elected. If you do not
                                                  vote for a particular nominee or you indicate
                                                  "withhold authority to vote" for a particular
                                                  nominee on your proxy card, your vote will not count
                                                  either "for" or "against" the nominee.

Amendments to our Restated Certificate of
  Incorporation (Proxy Item No. 2).............  The affirmative vote of two-thirds of the outstanding shares entitled to be present in person or by proxy at the annual meeting is required for the approval of the amendments to our
                                                 Restated Certificate of Incorporation.
Approval of Incentive and Stock Compensation
  Plan of 2002 (Proxy Item No. 3)..............  The affirmative vote of a majority of the shares voting either for or against Proxy Item No. 3 at the annual meeting is required for the approval of the Incentive and Stock Compensation Plan of
                                                 2002.
Other matters..................................  The affirmative vote of a majority of the shares voting either for or against such matters at the annual meeting is required to act on any other matter properly brought before the meeting.

In order to have a valid shareholder vote, a shareholder quorum must exist at the annual meeting. A quorum will exist when shareholders holding a majority of the outstanding shares of our stock are present at the meeting, either in person or by proxy.

If a broker indicates on its proxy that it does not have authority to vote certain shares held in "street name" on particular proposals, the shares not voted ("broker non-votes") will not have any effect with respect to such proposals except that, with respect to the proposal to amend our Restated Certificate of Incorporation, such broker non-votes will have the effect of a "no" vote. Broker non-votes occur when brokers do not have discretionary voting authority on certain proposals under the rules of the New York Stock Exchange and the beneficial owner has not instructed the broker how to vote on these proposals.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

We are paying the cost of preparing, printing, and mailing these proxy materials. We will reimburse banks, brokerage firms, and others for their reasonable expenses in forwarding proxy materials to beneficial owners and obtaining their instructions. We have retained Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies, at an estimated cost of $7,500 plus reimbursement for reasonable out-of-pocket expenses. A few or our officers and employees may also participate in the solicitation, without additional compensation, by telephone or in person.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

We intend to announce preliminary voting results at the meeting. We will publish the final results in our Quarterly Report on Form 10-Q for the first quarter of 2002, which we will file on or before June 18, 2002. You can obtain a copy of the Form 10-Q by logging on to our website at www.brownshoe.com, by calling the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

HOW CAN I REDUCE THE NUMBER OF COPIES OF PROXY MATERIALS DELIVERED TO MY HOUSEHOLD?

Securities and Exchange Commission rules allow delivery of a single annual report and proxy statement to households at which two or more shareholders reside. Accordingly, shareholders sharing an address who have been previously notified by their broker or its intermediary will receive only one copy of the annual report and proxy statement, unless the shareholder has provided contrary instructions. Individual proxy cards or voting instruction forms (or electronic voting facilities) will, however, continue to be provided for each shareholder account. This procedure, referred to as "householding," reduces the volume of duplicate information you receive, as well as our expenses. If your family has multiple accounts, you may have received householding notification from your broker earlier this year and, consequently, you may receive only one proxy statement and annual report. If you prefer to receive separate copies of our proxy statement or annual report, either now or in the future, we will promptly deliver, upon your written or oral request, a separate copy of the proxy statement or annual report, as requested, to any shareholder at your address to which a single copy was delivered. Notice should be given to us by mail at

8300 Maryland Avenue, St. Louis, Missouri 63105, attention: Vice President, General Counsel and Corporate Secretary, or by telephone at (314) 854-4000. If you are currently a shareholder sharing an address with another shareholder and wish to have only one proxy statement and annual report delivered to the household in the future, please contact us at the same address or telephone number.

ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

STRUCTURE OF THE BOARD

Our certificate of incorporation and bylaws provide for a board of directors that is divided into three classes as equal in size as possible. This classified board structure was adopted on November 2, 1954. Each of the classes has a three-year term, and the term of one class expires each year in rotation at that year's annual meeting. We may change the size of the board by amending our bylaws. Our bylaws can be amended by a majority of shareholders acting at a meeting of shareholders or by a majority of the board. The size of the board is currently set at eight members. Vacancies on the board may be filled by persons elected by a majority of the remaining directors. A director elected by the board to fill a vacancy, or a new directorship created by an increase in the size of the board, serves for the remainder of the full term of the class of directors in which the vacancy or newly created directorship occurred. There are no family relationships between any of our directors or executive officers.

Your board of directors has nominated two individuals, both of whom are currently directors, for election as directors for a three-year term at the 2002 Annual Meeting: Ronald A. Fromm and Patricia G. McGinnis.

The board is not aware that any nominee named in this proxy statement is unwilling or unable to serve as a director. If, however, a nominee is unavailable for election, your proxy authorizes us to vote for a replacement nominee if the board names one. As an alternative, the board may reduce the number of directors to be elected at the meeting.

NOMINEES FOR A THREE-YEAR TERM THAT WILL EXPIRE IN 2005:

[FROMM PHOTO]             RONALD A. FROMM, 51, has been our Chairman of the Board of
                          Directors, President and Chief Executive Officer and a
                          director since 1999. Previously, he served as a Vice
                          President and as President of our Brown Branded and Brown
                          Pagoda divisions. From 1992 until 1998, he served as
                          Executive Vice President of our Famous Footwear division. He currently serves as a director of the Footwear Distributors and Retailers of America (FDRA), the Fashion Footwear
                          Association of New York (FFANY) and the Two/Ten
                          International Footwear Foundation.

[McGINNIS PHOTO]          PATRICIA G. McGINNIS, 54, has been a director since 1999.
                          She is the President and Chief Executive Officer of The
                          Council for Excellence in Government, a national membership organization of private sector leaders who have served as
                          senior officials in government. She has held that position since June 1994. From 1982 until May 1994, she was a
                          principal at the FMR Group, a public affairs consulting
                          firm. Ms. McGinnis serves as a director of Imagitas, Inc.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2003:

[BOWER PHOTO]             JOSEPH L. BOWER, 63, has been a director since 1987. Since
                          1973, he has been the Donald Kirk David Professor of
                          Business Administration at Harvard Business School. Mr.
                          Bower serves as a director of Anika Therapeutics, Loews
                          Inc., the M. L. Lee Acquisition Fund, the New America High
                          Income Fund, Sonesta International Hotels Corporation and
                          the TH Lee Putnam EOP Fund.

[McGINNIS PHOTO]          W. PATRICK MCGINNIS, 54, has been a director since 1999. He is a member of the Board of Directors and Chief Executive
                          Officer and President of Nestle Purina PetCare Company. From
                          1997 until 2001 he was a member of the Board of Directors
                          and Chief Executive Officer and President of Ralston Purina
                          Company. He served as President and Chief Executive Officer of the Pet Products Group of Ralston Purina Company from
                          1992 to 1997, when he was elected to the Board of Directors and to the additional office of Co-Chief Executive Officer of Ralston Purina Company.

[RITTER PHOTO]            JERRY E. RITTER, 67, has been a director since 1996. Until
                          1996, he was Executive Vice President and Chief Financial
                          and Administrative Officer of Anheuser-Busch Companies, Inc.
                          and until recently he was a Consultant to Anheuser-Busch.
                          From 1996 until 1999, Mr. Ritter served as Chairman of the
                          Board of Directors of the Kiel Center sports and
                          entertainment complex and of the Saint Louis Blues Hockey
                          Club of the National (Professional) Hockey League, and as
                          Chairman of the Board of Directors and Chief Executive
                          Officer of Clark Enterprises, Inc., a (parent) holding
                          company which then was engaged in the management and
                          operation of the Savvis Center (formerly known as the Kiel
                          Center).

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2004:

[ESREY PHOTO]             JULIE C. ESREY, 63, has been a director since 1995. From
                          1962 to 1976, she was employed as an International Economist for Exxon Corporation, where she subsequently was engaged as a consultant. Until recently, Mrs. Esrey has served as a
                          member of the Executive Committee of the Board of Trustees of Duke University and a director of the Duke Management
                          Company. She also has served as a director of Bank IV
                          Kansas, National Association, in Wichita, Kansas.

[LIDDY PHOTO]             RICHARD A. LIDDY, 66, has been a director since 1994. He is a director and the retired Chairman of the Board of
                          Directors of GenAmerica Financial Corporation, formerly
                          known as GenAmerica Corporation and prior to that as the
                          General American Life Insurance Company. He served as
                          President and Chief Executive Officer of GenAmerica from
                          1992 until his retirement in September 2000. Mr. Liddy
                          serves as a director of Ameren Corporation, Energizer
                          Holdings, Inc. and Ralcorp Holdings, Inc.

[MacCARTHY PHOTO]         JOHN PETERS MacCARTHY, 69, has been a director since 1996.
                          He is the past Chairman and Chief Executive Officer of
                          Boatmen's Trust Company, a position he held from 1988 until his retirement in 1994. Mr. MacCarthy serves on the Board of
                          Directors of Ameren Corporation.

BOARD MEETINGS AND COMMITTEES

The board has the following four committees: Audit, Compensation, Executive and Governance and Nominating. Below is a table indicating the membership of each of the committees and how many times the board and each committee met in fiscal 2001. Each director, except for Mr. Liddy, attended at least 75 percent of the total number of meetings of the board and of the Committees on which he or she serves.

                                                                                     GOVERNANCE AND
                                           BOARD   AUDIT   COMPENSATION  EXECUTIVE     NOMINATING
                                           -----   -----   ------------  ---------   --------------
Mr. Bower................................  Member             Chair                    Member
Ms. Esrey................................  Member  Chair                               Member
Mr. Fromm................................  Chair                         Member
Mr. Liddy................................  Member  Member                 Chair        Member
Mr. MacCarthy............................  Member  Member     Member
Ms. McGinnis.............................  Member  Member
Mr. McGinnis.............................  Member             Member
Mr. Ritter...............................  Member             Member     Member        Chair
Number of 2001 Meetings..................    9       5          4           1            1

AUDIT COMMITTEE

The Audit Committee's primary responsibility is to oversee our financial reporting process on behalf of the board of directors including evaluating, recommending and, if necessary, replacing our independent auditors, and reviewing year-end and interim financial statements and the adequacy and effectiveness of internal accounting and financial controls. The Audit Committee is composed solely of independent directors and operates under a written charter adopted by the entire board (attached as Exhibit A to this proxy statement). The Report of the Audit Committee can be found on page 8 of this proxy statement.

COMPENSATION COMMITTEE

The Compensation Committee's primary responsibility is to establish the executive officers' compensation. The Compensation Committee also reviews changes in the compensation of other key management employees, approves the participation of executives and other key management employees in the various compensation plans, reviews our compensation programs, and monitors our promotion and management development practices. The Report of the Compensation Committee on Executive Compensation can be found on page 16 of this proxy statement.

EXECUTIVE COMMITTEE

The Executive Committee may exercise all of the powers and duties of the board in the direction of the management of our business and affairs during the intervals between board meetings that may lawfully be delegated to it by the board of directors. However, certain categories of matters have been expressly reserved to the full board.

GOVERNANCE AND NOMINATING COMMITTEE

The Governance and Nominating Committee develops criteria for membership on the board, recommends candidates for membership on the board and its committees, evaluates the structure and composition of the board, reviews and recommends compensation of nonemployee directors and reviews the effectiveness of board governance. The Governance and Nominating Committee will consider a candidate for director proposed by a shareholder. A candidate must be highly qualified and be expressly interested in serving on the board. A shareholder wishing to propose a candidate for the committee's consideration should forward the candidate's name and information about the candidate's qualifications to our Corporate Secretary, in the manner and within the time required by our bylaws.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the company's financial reporting process on behalf of your board of directors. Management is primarily responsible for the financial statements and reporting process including the systems of internal controls, while the independent auditors are responsible for performing an independent audit of the company's consolidated financial statements in accordance with auditing standards generally accepted in the United States, and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

In this context, the committee has met and held discussions with management and the internal and independent auditors. The committee discussed with the company's internal and independent auditors the overall scopes and plans for their respective audits. The committee met, at least quarterly, with the internal and independent auditors, with and without management present, and discussed the results of their examinations, their evaluations of the company's internal controls, and the overall quality of the company's financial reporting. Management represented to the committee that the company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The committee has reviewed and discussed the consolidated financial statements with management and the independent auditors, including their judgments as to the quality, not just the acceptability, of the company's accounting principles and such other matters as are required to be discussed with the committee under auditing standards generally accepted in the United States.

The company's independent auditors also provided to the committee the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with the independent auditors that firm's independence. The Audit Committee considered whether the provision by Ernst & Young, LLP of non-audit services, including tax services, was compatible with their independence.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended February 2, 2002 for filing with the Securities and Exchange Commission. The committee has recommended and the board of directors has decided that Ernst & Young be retained as the company's independent auditors for fiscal 2002.

While the committee has the responsibilities and powers set forth in its charter, it is not the duty of the committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the company's business conduct policies.

AUDIT COMMITTEE
Julie C. Esrey, Chair
Richard A. Liddy
John Peters MacCarthy
Patricia G. McGinnis

DIRECTOR COMPENSATION

We compensate each nonemployee director for his or her service to us. Such compensation is comprised of

- $20,000 as an annual retainer,

- Annual grant of Brown Shoe Company stock options providing option values of $24,000 for directors and $28,000 for committee chairs,

- $2,000 additional retainer for committee chairs, and

- $1,000 fee for each board and committee meeting attended.

We also pay the premiums for directors' liability insurance and travel accident insurance for each director. We do not maintain a directors' retirement plan. Directors who are our employees do not receive payment for their services as directors.

In October 1999, the board adopted a deferred compensation plan for nonemployee directors. Three of our nonemployee directors have elected to defer the receipt of all of their compensation for serving as directors. Under the plan, we credit each participant's account with the number of units which is equal to the number of shares of our stock, and dividends earned on such shares, which the participant could purchase or receive with the amount of the deferred compensation on the date the cash was earned, based upon the fair market value of our stock on that date. When the participating director terminates his or her service as a director, we will pay to him or her such deferred compensation (or to his or her designated beneficiary in the event of his or her death) in annual installments over a five-year or ten-year period, or in a lump sum. The amount paid will be based on the number of units of deferred compensation credited to the participating director's account, valued on the basis of the fair market value of an equivalent number of shares of our stock at the end of the fiscal quarter on or following termination of the director's service. The plan also provides for earlier payment of a participating director's account if the board determines that the participant has a demonstrated financial hardship.

STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the amount of our common stock beneficially owned, as of April 5, 2002, by each director, each of the executive officers listed in the Summary Compensation Table on page 11 of this proxy statement, and all current directors and executive officers as a group. In general, "beneficial ownership" includes those shares a person has or shares the power to vote, or the power to dispose. The table also shows the number of options to purchase shares of our stock that are exercisable, either immediately or by June 5, 2002:

                                                                    AMOUNT OF COMMON STOCK
                                                                      BENEFICIALLY OWNED
                                                  ----------------------------------------------------------
                                                  NUMBER OF   EXERCISABLE    SHARE               % OF SHARES
NAME                                              SHARES(1)   OPTIONS(2)    UNITS(3)    TOTAL    OUTSTANDING
----                                              ---------   -----------   --------    -----    -----------
Joseph L. Bower.................................     7,750        8,000       --        15,500          *
Brian C. Cook(4)................................     6,151       --           --         6,151          *
Julie C. Esrey..................................     2,759        8,000       --        10,759          *
Ronald A. Fromm.................................    91,659      217,500       --       309,159      1.74%
Richard A. Liddy................................    11,250        8,000       6,026     25,276          *
John Peters MacCarthy...........................    14,000        6,800       --        20,800          *
Patricia G. McGinnis............................     1,079        6,800       6,105     13,984          *
W. Patrick McGinnis.............................     1,000        3,400       --         4,400          *
Byron D. Norfleet...............................     5,984       18,125       --        24,109          *
Gary M. Rich....................................    18,898       74,500       --        93,398          *
Jerry E. Ritter.................................     2,950        8,000       6,106     17,056          *
Andrew M. Rosen.................................    26,571       68,875       --        95,446          *
David H. Schwartz...............................     9,345       64,125       --        73,470          *
Directors and executive officers as a group
  (15 persons, including certain of those named
  above)(4).....................................   218,195      531,875      18,237    768,307      4.15%

------------------------
 *  Represents less than 1% of the outstanding shares of common stock.

(1) Includes stock held directly and restricted stock subject to forfeiture, a vesting schedule and other restrictions.

(2) Shares that could be acquired by exercising stock options through June 5, 2002.

(3) Includes share units in our deferred compensation plan for non-employee directors. The value of share units mirrors the value of common stock. The share units are ultimately paid in cash and have no voting rights.

(4) Brian C. Cook resigned as Executive Vice President and President of Famous Footwear in August 2001 and retired as an employee in February 2002 and although Mr. Cook's stock ownership is listed above, his holdings are not included in the aggregate as a group, as he is no longer an executive officer.

PRINCIPAL HOLDERS OF OUR STOCK

The following table shows all persons or entities that we know to beneficially own more than 5% of our stock on April 5, 2002:

                                                                 NUMBER OF       PERCENT OF
                                                                 SHARES OF      OUTSTANDING
            NAME AND ADDRESS OF BENEFICIAL OWNER                COMMON STOCK    COMMON STOCK
            ------------------------------------                ------------    ------------
Dimensional Fund Advisors Inc...............................     1,514,300(1)      8.67%(1)
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401
ABN AMRO Trust Services Company.............................              (2)           (2)
161 N. Clark Street
Chicago, Illinois 60601

------------------------
(1) Based on its filings with the SEC, Dimensional Fund Advisors Inc., acting in various fiduciary capacities, possessed sole voting and dispositive power over these shares, but disclaims beneficial ownership of such shares.

(2) Based on written representations made to the Company, ABN AMRO Trust Services Company, acting in its capacity as trustee for the company's 401(k) plan, possessed sole voting and dispositive power over these shares.

EXECUTIVE COMPENSATION

The following summary compensation table shows the compensation paid during each of the last three fiscal years to Mr. Fromm, the other four most highly compensated executive officers who were serving as executive officers as of February 2, 2002 and one other individual for whom disclosures would be required but for the fact that he was not serving as an executive officer as of February 2, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM COMPENSATION AWARDS
                                                                             ----------------------------------------
                                              ANNUAL COMPENSATION                                          SECURITIES
                                      -----------------------------------    RESTRICTED     SECURITIES     UNDERLYING
                                                             OTHER ANNUAL      STOCK        UNDERLYING     OPTIONS OF
NAME AND                                            BONUS    COMPENSATION     AWARD(S)     OPTIONS/SARS    SUBSIDIARY
PRINCIPAL POSITION            YEAR    SALARY($)    ($)(1)       ($)(2)         ($)(3)          (#)           (#)(4)
------------------            ----    ---------    ------    ------------    ----------    ------------    ----------
Ronald A. Fromm.............  2001..   675,000     100,000       -0-           -0-             -0-           -0-
Chairman of the Board,        2000     675,000     340,330       -0-           -0-         60,000/-0-       2,500
President and Chief           1999     625,481     454,410       -0-           -0-         20,000/-0-        -0-
  Executive Officer
Gary M. Rich................  2001     440,000      70,000       -0-           -0-             -0-           -0-
President, Brown Shoe         2000     418,269     358,800       -0-           -0-         15,000/-0-        -0-
Wholesale                     1999     391,154     359,450       -0-          72,500       20,000/-0-        -0-
David H. Schwartz...........  2001     405,000      90,000       -0-          46,100        2,500/-0-        -0-
President, Brown Shoe         2000     401,923     229,230       -0-           -0-         15,000/-0-        -0-
International                 1999     382,742     350,350       -0-          72,500       20,000/-0-        -0-
Byron D. Norfleet...........  2001     262,192     115,000       -0-           -0-             -0-           -0-
President, Naturalizer        2000     218,538      30,690       -0-           -0-         10,000/-0-        -0-
                              1999     198,462      40,000       -0-           -0-          7,500/-0-        -0-
Andrew M. Rosen.............  2001     314,115      50,000       -0-           -0-             -0-           -0-
Chief Financial Officer       2000     300,923     125,620       -0-           -0-         15,000/-0-       2,500
and Treasurer                 1999     262,231     165,495       -0-         123,063       22,500/-0-        -0-
Brian C. Cook(6)............  2001     552,885     150,000       -0-           -0-             -0-           -0-
Exec. Vice President,         2000     568,269     242,060       -0-           -0-         30,000/-0-       2,500
President, Famous Footwear    1999     550,000     372,075       -0-           -0-         15,000/-0-        -0-


                               ALL OTHER
NAME AND                      COMPENSATION
PRINCIPAL POSITION               ($)(5)
------------------            ------------
Ronald A. Fromm.............     6,831
Chairman of the Board,           6,831
President and Chief              7,087
  Executive Officer
Gary M. Rich................     5,950
President, Brown Shoe            6,071
Wholesale                        5,667
David H. Schwartz...........     5,950
President, Brown Shoe            6,004
International                    5,640
Byron D. Norfleet...........     6,898
President, Naturalizer           6,944
                                 5,932
Andrew M. Rosen.............     5,990
Chief Financial Officer          5,969
and Treasurer                    5,770
Brian C. Cook(6)............     6,684
Exec. Vice President,            6,751
President, Famous Footwear       6,536

------------------------
(1) Amounts shown were earned and accrued during the fiscal years indicated and are paid subsequent to the end of each fiscal year, pursuant to our Incentive and Stock Compensation Plan of 1999.

(2) The named executive officers received certain perquisites, none of which exceeded the lesser of $50,000 or 10% of any such officer's salary and bonus.

(3) Restricted stock awards are valued by multiplying the closing market price of our stock on the date of grant by the number of shares awarded. We pay dividends on shares of restricted stock at the same rate as paid to all shareholders. On February 2, 2002, the named executive officers held the following number of shares with the corresponding market value as of that date:

                              NAME                              NUMBER OF RESTRICTED SHARES     VALUE
                              ----                              ---------------------------     -----
    Ronald A. Fromm.........................................              63,750               $965,813
    Gary M. Rich............................................               6,625               $100,369
    David H. Schwartz.......................................               7,875               $119,306
    Byron D. Norfleet.......................................               5,000               $ 75,750
    Andrew M. Rosen.........................................               9,500               $143,925

(4) In November 2000, we purchased a majority interest in Shoes.com, Inc. Shoes.com granted to each of Mr. Fromm, Mr. Rosen and Mr. Cook options to purchase 2,500 shares of Shoes.com, Inc. common stock.

(5) Includes in 2001 for Mr. Fromm, $5,950 in matching contributions to our 401(k) plan and $881 in contributions to our employee stock purchase plan; for Mr. Cook, $5,950 in matching contributions to our 401(k) plan and $734 in contributions to our employee stock purchase plan; for Mr. Norfleet, $6,017 in matching contributions to our 401(k) plan and $881 in contributions to our employee stock purchase plan; and for Mr. Rich, Mr. Schwartz and Mr. Rosen matching contributions to our 401(k) plan.

(6) Mr. Cook resigned as the Executive Vice President and President, Famous Footwear on July 27, 2001 and retired as an employee of ours on February 1, 2002. We will retain Mr. Cook as a consultant through the end of the forty-eight (48) month period following his retirement date. Mr. Cook's Early Retirement and Consulting Agreement with us is described below.

EMPLOYMENT AND SEVERANCE AGREEMENTS

We and Ronald A. Fromm entered into an employment agreement dated October 5, 2000 for him to serve as our Chairman, President and Chief Executive Officer. The employment agreement has a term of one year that is automatically extended for successive one-year periods unless either party terminates the agreement upon 90 days notice prior to the end of any one-year term. The agreement provides that after February 4, 2001, we will pay Mr. Fromm a mutually agreed upon annual salary. He is also eligible to receive an annual incentive payment in accordance with our annual incentive plan. We may terminate Mr. Fromm for cause (as defined), and he will only be entitled to accrued and unpaid base salary, credit for unused vacation time, and all other amounts earned and unpaid. If Mr. Fromm's employment is terminated without cause prior to a change in control (as defined) or more than 24 months after a change in control, or if he voluntarily terminates his employment for good reason (reduction in salary or position), he will also be entitled to receive: his base monthly salary at the highest rate in effect at any time during the 12 months immediately preceding termination (including targeted bonus) for 36 months; coverage under our medical/dental plans for 36 months; a cash payment equal to the fair market value of his shares of restricted stock which would have vested during the following 36 months plus, for each non-vested stock option which would have vested during the following 36 months, the excess of the fair market value of our stock over the exercise price; an amount such that after payment by him of all income taxes imposed on such amount, he retains an amount equal to the income taxes imposed upon the payments of the cash with respect to the non-vested restricted stock and stock options; the reasonable cost of outplacement services; and three years will be added to his credited service under our Supplemental Executive Retirement Plan (the "SERP"). Certain of these benefits are subject to Mr. Fromm complying with certain post-termination restrictions, including, but not limited to, his not providing any executive level services to any competitor in the shoe industry in the U.S. If within 24 months after a change in control, Mr. Fromm's employment is terminated without cause or he terminates his employment with good reason, he will also be entitled to receive, in addition to accrued and unpaid base salary, credit for unused vacation time, and all other amounts earned and unpaid: a lump sum cash payment of 500% of his base annual salary at the highest rate in effect at any time during the 12 months immediately preceding termination and his targeted bonus; dental/medical coverage for 60 months; the reasonable cost of outplacement services; an amount such that after payment by him of all taxes imposed on such amount he retains an amount equal to the income taxes imposed upon amounts recognized due to the accelerated vesting of any restricted stock or amounts payable under our SERP; and five years will be added to his credited service under our SERP. If any payment to Mr. Fromm would subject him to excise tax under Section 4999 of the Internal Revenue Code, the employee would be entitled to receive an additional payment in an amount sufficient to compensate him therefor.

We have severance agreements with certain senior officers, including Gary M. Rich, David H. Schwartz, Byron D. Norfleet and Andrew M. Rosen. Each of the severance agreements for the named executive officers is for a stated term, that is automatically extended for successive one year periods unless either party terminates the agreement upon notice prior to the end of any term. We may terminate an employee's employment for cause (as defined) or without cause at any time. If an employee's employment is terminated for cause, the employee will be entitled to receive accrued and unpaid base salary, credit for unused vacation time, and all other amounts earned and unpaid. If an employee's employment is terminated without cause prior to a change in control (as defined) or more than 24 months after a change in control, or if he voluntarily terminates his employment for good reason (such as reduction in salary or position) the employee will also be entitled to receive his base salary at the highest rate in effect at any time during the 12 months immediately preceding termination (including targeted bonus) for 12 months; coverage under our medical/dental plans for 12 months; a cash payment equal to the fair market value of his shares of restricted stock which would have vested during the following 12 months plus, for each non-vested stock option which would have vested during the following 12 months, the excess of the fair market value of our stock over the exercise price; the reasonable cost of outplacement services; and one year will be added to his credited service under our SERP. Certain of these benefits are subject to the employee complying with certain post-termination restrictions, including, but not limited to, his not providing any executive level services to any competitor in the shoe industry in the U.S. If within 24 months after a change in control, an employee's employment is terminated without cause or he terminates his employment for good reason, the employee will be entitled to receive a lump sum cash payment of 300% of his base annual salary (400% in the case of Mr. Rosen) at the highest rate in effect at any time during the 12 months immediately preceding termination and his targeted bonus; dental/medical coverage for 36 months (48 months in the case of Mr. Rosen); outplacement services; and three years (four years in the case of Mr. Rosen) will be added to his credited service under our SERP. If any payment to the employee would subject him to excise tax under Section 4999 of the Internal Revenue Code, the employee would be entitled to receive an additional payment in an amount sufficient to compensate him therefor.

We entered into an early retirement and consulting agreement dated July 27, 2001 with Brian C. Cook. Mr. Cook's retirement and consulting agreement, which expires in August 2006, provides for Mr. Cook to be available on a reasonable basis to perform specified consulting services. Under the terms of the agreement, we have agreed to pay Mr. Cook a monthly consulting fee ranging from $47,917 per month during the first eighteen months, $40,000 per month for months nineteen through 34, and $20,000 per month from month 35 through the end of the term. He is also eligible to receive an annual incentive payment for fiscal years 2001, 2002 and 2003 in an amount equal to the greater of the amount earned in accordance with our incentive plan or $150,000 for 2001, $125,000 for 2002 and $100,000 for 2003. In addition, Mr. Cook will receive coverage under our medical/dental plans and certain other perquisites. Certain of these benefits are subject to Mr. Cook complying with certain restrictions, including, but not limited to, his not providing any executive level services to any competitor in the shoe industry in the U.S.

LOAN AGREEMENT

We entered into a loan agreement with Mr. Fromm on May 1, 1998 pursuant to which we made an interest-free $400,000 loan to Mr. Fromm. The loan is payable in annual installments of $80,000 on May 1 in each of the years 1999 through 2003. The principal amount will become payable in full upon the sale of Mr. Fromm's current residence or termination of his employment other than by reason of disability or death. Annual installment payments were made on May 1, 1999, 2000 and 2001.

RETIREMENT PLANS

Substantially all of our salaried and full-time retail and store employees, including the named executive officers, are eligible to participate in the Brown Shoe Company, Inc. Retirement Plan after twelve months' employment and the attainment of 21 years of age. Terms of the retirement plan, which we fund, include, among others, provisions for normal, optional, early or deferred retirement benefits and for survivor benefits.

Under the retirement plan, pensions are computed on a two-rate formula basis of ..825 percent and 1.425 percent for each year of service. The .825 percent service credit is applied to that portion of the average annual salary for the five highest consecutive years during the last ten-year period that does not exceed the Social Security Wage Base (the portion of salary subject to the Federal Social Security Act), and the 1.425 percent service credit is applied to that portion of the average that exceeds said level.

Certain key management employees, including the named executive officers, are also eligible to participate in our Supplemental Executive Retirement Plan. The purpose of the SERP is to supplement the benefits payable under the retirement plan which are otherwise reduced on account of the limitations of Sections 415 and 401(a)(17) of the Internal Revenue Code of 1986, as amended. Terms of the SERP, among other things, provide for: an increase in the formula basis for salary in excess of the Social Security Wage Base; an early retirement benefit; the amount of benefits payable under the plan to equal the excess (if any) of the amount which would have been payable to the participant as a normal retirement benefit under the retirement plan without regard to the limitations of Sections 415 and 401(a)(17) of the Code less the participant's normal retirement benefit under the retirement plan, taking into account the limitations of Sections 415 and 401(a)(17) of the Code; and payment, in lump sum value, of all benefits in the event of a change in control. The SERP is unfunded; all payments to a participant will be made from our general assets.

The following table shows the estimated annual retirement benefits payable to participants, including the named executive officers, in the retirement plan on a straight life annuity basis, assuming normal retirement at age 65 during 2002. The benefits shown in the table below are not subject to deduction for Social Security or other offset amounts and also include benefits under the SERP.

                                                             PENSION PLAN TABLE
                                                              YEARS OF SERVICE
    FINAL AVERAGE           -------------------------------------------------------------------------------------
       SALARY                  10             15             20             25             30          35 OR MORE
    -------------              --             --             --             --             --          ----------
$ 100,000............         12,126         18,188         24,251         30,314         36,377          42,440
$ 200,000............         26,776         40,163         53,551         66,939         80,327          93,715
$ 300,000............         41,426         62,138         82,551        103,564        124,277         144,990
$ 400,000............         56,076         84,113        112,151        140,189        168,227         196,265
$ 500,000............         70,726        106,088        141,451        176,814        212,177         247,540
$ 600,000............         85,376        128,063        170,751        213,439        256,127         298,815
$ 700,000............        100,026        150,038        200,051        250,064        300,077         350,090
$ 800,000............        114,676        172,013        229,351        286,689        344,027         401,365
$ 900,000............        129,326        193,988        258,651        323,314        387,977         452,640
$1,000,000...........        143,976        215,963        287,951        359,939        431,927         503,915
$1,100,000...........        158,626        237,938        317,251        396,564        475,877         555,190
$1,200,000...........        173,276        259,913        346,551        433,189        519,827         606,465
$1,300,000...........        187,926        281,888        375,851        469,814        563,777         657,740
$1,400,000...........        202,576        303,863        405,151        506,439        607,727         709,015
$1,500,000...........        217,226        325,838        434,451        543,064        651,677         760,290

The credited years of service (including service by agreement) for purposes of determining benefits for each of the named executive officers are as follows:
Mr. Fromm--15, Mr. Rich--12, Mr. Schwartz--12, Mr. Norfleet--3, Mr. Rosen--28 and Mr. Cook--31 (includes 10 years additional credited years of service for which he was not actually employed by us). The dollar amounts shown in the first two columns of the Summary Compensation Table on page 10 are substantially the same as the compensation covered by the retirement plans.

The following table shows information with respect to the options and stock appreciation rights ("SARs") granted to the named executive officers during the past fiscal year:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS                                    POTENTIAL REALIZABLE
                                      ------------------------------------------                         VALUE AT ASSUMED
                                                    % OF TOTAL                                        ANNUAL RATES OF STOCK
                                                     OPTIONS                                            PRICE APPRECIATION
                                                    GRANTED TO                                           FOR OPTION TERM
                                      OPTIONS      EMPLOYEES IN      EXERCISE OR      EXPIRATION      ----------------------
              NAME                    GRANTED      FISCAL YEAR       BASE PRICE          DATE          5% ($)       10% ($)
              ----                    -------      ------------      -----------      ----------       ------       -------
Ronald A. Fromm.................       -0-            --                --               --             --            --
Gary M. Rich....................       -0-            --                --               --             --            --
David H. Schwartz...............       2,500          2.23%            $18.125        5/24/2011       $28,497       $72,216
Byron D. Norfleet...............       -0-            --                --               --             --            --
Andrew M. Rosen.................       -0-            --                --               --             --            --
Brian C. Cook...................       -0-            --                --               --             --            --

The following table shows information with respect to the unexercised options and SARs granted to the named executive officers and with respect to option/SAR exercises by those persons during the past fiscal year:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                                          VALUE OF
                                                                       NUMBER OF SECURITIES              UNEXERCISED
                                                                      UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                                           OPTIONS/SARS                 OPTIONS/SARS
                                     SHARES                                AT FY-END (#)              AT FY-END ($)(1)
                                  ACQUIRED ON          VALUE         -------------------------    -------------------------
                                  EXERCISE (#)    REALIZED ($)(1)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
                                  ------------    ---------------    -------------------------    -------------------------
Ronald A. Fromm...............        -0-               -0-                192,500/90,000              105,994/213,806
Gary M. Rich..................        -0-               -0-                 62,000/25,000               41,188/57,520
David H. Schwartz.............        -0-               -0-                 52,250/26,250               41,188/57,520
Byron D. Norfleet.............        -0-               -0-                 13,750/13,750               11,878/35,634
Andrew M. Rosen...............        -0-               -0-                 59,500/25,000               39,154/55,486
Brian C. Cook.................        -0-               -0-                147,000/0                    87,097/0

------------------------
(1) Based on the difference between the mean price at fiscal year-end and the option price.

Pursuant to our Incentive and Stock Compensation Plan of 1999, we granted long-term incentive performance-based awards to senior management in 2001, as we did in 2000. The Compensation Committee administers these awards, as it does the other awards under the 1999 Plan. The committee established earnings per share, 3-year cumulative sales growth and compound annual sales growth rate targets. The committee granted to each participant a target award of shares of our stock and a cash award opportunity. The committee also set matrices that contain the target levels for the performance measures selected. If we do not meet certain performance goals, the awards will not be paid, and if we exceed those performance goals, the award can be as much as 200% of the targeted award opportunity. The awards are contingent upon the participant being in our employ at the end of the 3-year performance period. The following table shows information with respect to long-term incentive performance based stock awards, which were granted during the past fiscal year to the named executive officers:

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                                                PERFORMANCE               ESTIMATED FUTURE PAYOUTS UNDER
                                                  OR OTHER                  NON-STOCK PRICE-BASED PLANS
                                                PERIOD UNTIL                         (# AND $)
                           NUMBER OF SHARES      MATURATION    -----------------------------------------------------
         NAME            AND CASH OPPORTUNITY    OR PAYOUT     THRESHOLD         TARGET                MAXIMUM
         ----            --------------------   ------------   ---------         ------                -------
Ronald A. Fromm.......   25,000 and $170,000      3 years      0 and $0    25,000 and $170,000   50,000 and $340,000
Gary M. Rich..........    7,500 and $ 50,000      3 years      0 and $0     7,500 and $ 50,000   15,000 and $100,000
David H. Schwartz.....    7,500 and $ 50,000      3 years      0 and $0     7,500 and $ 50,000   15,000 and $100,000
Byron D. Norfleet.....    7,500 and $ 50,000      3 years      0 and $0     7,500 and $ 50,000   15,000 and $100,000
Andrew M. Rosen.......    7,500 and $ 50,000      3 years      0 and $0     7,500 and $ 50,000   15,000 and $100,000
Brian C. Cook.........   15,000 and $100,000      3 years      0 and $0    15,000 and $100,000   30,000 and $200,000

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee for fiscal 2001 were those indicated in the table on page 7 of this proxy statement. None of the members of the Compensation Committee has been an officer or employee of ours. No executive officer of ours has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of your board.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee consists of four nonemployee directors. The committee regularly reviews the company's executive compensation polices and practices and establishes the compensation of executive officers.

COMPENSATION PRINCIPLES

Brown Shoe's compensation program for executives consists of four key elements:

     - a base salary,

     - a performance-based annual bonus,

     - stock option grants and periodic grants of restricted stock, and

     - a long-term incentive program consisting of periodic grants of performance-based shares or units.

The fundamental objective of Brown Shoe's executive compensation program is to attract, retain and motivate key executives to enhance long-term profitability and shareholder value. Brown Shoe's executive compensation program meets this objective by:

     - providing for a level of base compensation that is competitive with other similarly sized publicly traded companies, with particular emphasis on those in the footwear and retailing industries,

     - providing total compensation opportunities which are comparable to the opportunities provided by a group of peer companies of similar size and diversity to us in analogous or related businesses, as well as general industry indices,

     - linking the compensation of Brown Shoe executives to the operating and financial performance of the company by making significant elements of each executive's compensation relative to the company's overall performance as well as divisional performance, and

     - emphasizing variable pay and long-term incentives to executives at more senior levels.

If Brown Shoe's financial performance does not meet planned levels, management's compensation will lag when compared to the median of peer group companies. Conversely, if the company's performance exceeds plan, total compensation will exceed the peer group median.

BASE SALARY

The company targets executives' annual salaries to be competitive with comparable companies in the footwear and retail industries with whom the company competes for management. While salaries are expected to be adequate, they are not intended to be the primary incentive for exceptional performance. The annual bonus plan, long-term incentives and stock option awards are designed to align the financial interests of management with the interests of shareholders.

Executive salaries are reviewed annually. A survey of competitors' compensation indicates that these practices have placed Brown Shoe's total cash pay levels at the median of its peer group, and consistent with the above stated pay philosophy. At the close of fiscal 2001, the committee approved an increase in Mr. Fromm's base salary from $675,000 to $725,000. The committee approved increases in the base salaries of the executive officers by an average of 8.3%, recognizing that certain executives assumed substantial additional responsibilities in connection with organizational changes at the company and the implementation of Project IMPACT initiatives; superior performance; and, to adjust certain base salaries to align them closer to market.

ANNUAL INCENTIVES

The annual bonus program is designed to link the interests of management with those of shareholders through cash incentive awards based on planned levels of earnings. The 2001 annual incentive plan provided for cash incentive payments linked to the achievement of financial objectives as measured by the earnings performance of each operating division, as compared to budgeted levels. On a consolidated basis, the company's earnings fell below the minimum formula-based threshold for the payout of bonuses under the annual incentive compensation plan, as a result of lower than planned earnings at Famous Footwear and the cost of carrying higher than planned inventory at Famous Footwear. However, the committee recognized the importance of rewarding solid performance, and so exercised discretion under the bonus plan to award bonuses to executives whose individual and divisional performance merited consideration. Each incentive payment was approved based on the divisional specific, formula-defined performance criteria, established by the committee, which in all circumstances were then adjusted downward to reflect the consolidated performance. Accordingly, the committee approved incentive payments to executives that were much less than they would have been had the company met the consolidated earnings target.

LONG-TERM STOCK INCENTIVES

The committee also administers a long-term stock option and performance based stock program. The objective of the stock option and performance based stock program is to provide a longer term incentive for executives and key managers, and to align their interests directly with those of the shareholders. The company's stock and option grants are also part of the periodic survey mentioned above. For the future, it is our intent to continue to emphasize stock options and performance based stock awards reflecting corporate plans for growth.

In August of 2001 the committee concluded that there were insufficient shares left under the 1999 Incentive and Stock Compensation Plan to satisfy the requirement associated with the recruitment of key executives to the company, particularly at Famous Footwear. Because awards would be paid under the 2000 Performance Share Plan administered under the 1999 Incentive and Stock Compensation Plan only if, among other things, the company achieved at least $7.50 in earnings per share for the period fiscal 2000 through fiscal 2002, and because this would imply earnings of at least $3.85 per share in fiscal 2002, the committee concluded that it was unlikely that there would be an award under the 2000 Performance Share Plan. The Committee therefore approved an amendment to the 2000 Performance Share Plan, effective August 1, 2001, that replaced the performance share opportunity with an opportunity to earn cash. The effect was to increase the number of shares available for grant under the 1999 Incentive and Stock Option Plan by 70,000 shares, enough to meet the recruitment need.

CEO COMPENSATION

Mr. Fromm's compensation is determined in accordance with the executive compensation principles established by the committee. The committee considers overall performance, individual performance, competitive compensation and targeted pay levels when determining Mr. Fromm's compensation.

At the close of 2001, the committee approved an increase in Mr. Fromm's base salary. Mr. Fromm was granted an annual incentive payout of $100,000 which was based on the strategic progress achieved by the company, the rebuilding of the Famous Footwear management team, the reorganization of the company's operations and the steps taken towards implementing Project IMPACT. The amount of the incentive award represented 24.7% of his target award.

PERFORMANCE BASED STOCK, STOCK OPTIONS AND RESTRICTED STOCK

In 2001, the company granted performance based stock awards for an aggregate of 107,000 shares to 15 executive officers, including 25,000 shares to the chief executive officer. In addition, the company granted stock options to purchase 32,500 shares to 4 executive officers, but did not grant any stock options to Mr. Fromm. The company did not grant any shares of restricted stock to Mr. Fromm or to any executive officers in 2001, other than 2,500 shares of restricted stock to Mr. Schwartz in connection with his assuming significant additional responsibilities including in connection with certain Project IMPACT initiatives.

The committee believes a tax efficient, performance based annual incentive opportunity is an effective and a necessary means to retain and motivate strong management. Furthermore, the committee believes the use of stock options and performance based stock awards will play a vital role in strongly linking management interests directly to improving the company's long term success directly to increasing shareholder value. It is the committee's intention to employ stock options and long term performance based stock awards as the primary incentive to enhance shareholder value.

POLICY ON DEDUCTIBILITY OF COMPENSATION

The policy of the committee is to establish and maintain a compensation program that maximizes the creation of long-term shareholder value. The committee believes that executive compensation programs should serve to achieve that objective, while also minimizing any effect of Section 162(m) of the Internal Revenue Code. Generally, Section 162(m) provides for an annual $1 million limitation on the deduction that an employer may claim for compensation of executive officers unless it is performance-based. For fiscal 2001, none of the company's executive officers received compensation in excess of $1 million. The Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, being submitted to shareholders for approval, is designed to comply with the provisions of Section 162(m) to ensure tax deductibility. The committee considers it important to retain the flexibility to design compensation programs that are in the best interest of the company and the shareholders.

COMPENSATION COMMITTEE

Joseph L. Bower, Chair
John Peters MacCarthy
W. Patrick McGinnis
Jerry E. Ritter

AMENDMENTS TO RESTATED CERTIFICATE OF INCORPORATION (PROXY ITEM NO. 2)

You are being requested to approve certain amendments to our Restated Certificate of Incorporation, including the deletion of Article Ninth, which among other things restricts our ability to grant a security interest in, or incur other liens on, our property under certain circumstances, and to make other clarifying changes.

At a meeting of your board of directors on March 7, 2002, your board of directors authorized certain amendments to our Restated Certificate of Incorporation, subject to your approval, to, among other things, remove the requirement that we obtain the approval of holders of at least three-fourths of our outstanding shares prior to granting a security interest in, or incurring other liens on, our property under certain circumstances. The primary purpose of these amendments is to increase flexibility with respect to funding short-term liquidity requirements. Your board of directors believes these amendments are advisable because they provide greater flexibility where the board of directors and/or management determines, in their best judgment, that granting a security interest in, or incurring other liens on, our property is advisable and in your best interest.

If approved, our Restated Certificate of Incorporation will be amended to delete Article Ninth and to make certain other clarifying changes. The deletion of Article Ninth will have the effect of enabling the company to approve the grant of a security interest in, or the incurrence of other liens on, its property, without your approval. The other changes clarify some of the language in the "purpose" clause, and allows the company to engage in any lawful activity allowed under New York corporate law. The changes also clarify the registered agent language and the language dealing with the number of directors so that your board of directors does not need to amend the bylaws each and every time there is a change in the number of directors. Due to the deletion of Article Ninth, the paragraphs are renumbered.

Attached as Exhibit B to this proxy statement is a copy of our Restated Certificate of Incorporation showing the changes that will be made upon your approval of these amendments.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO OUR RESTATED CERTIFICATE OF INCORPORATION.

APPROVAL OF INCENTIVE AND STOCK COMPENSATION PLAN OF 2002 (PROXY ITEM NO. 3)

Your board of directors approved the Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002 on March 7, 2002, which will become effective on May 23, 2002, subject to approval by the shareholders. The plan will remain in effect until May 22, 2012, or until all shares subject to the plan shall have been purchased or acquired according to the provisions of the plan. No awards under the plan may be made after May 22, 2012. The plan is set out in full as Exhibit C to this proxy statement. The following summary of the terms of the plan is derived from Exhibit C and is qualified by reference to the specific terms of the plan.

The objectives of the plan are to optimize our profitability and growth through annual and long-term incentives that are consistent with our goals and which link the personal interests of participants to those of our shareholders; to provide participants with an incentive for excellence in individual performance; and to increase shareholder value, long-term. The plan is further intended to provide us with flexibility in our ability to motivate, attract, and retain the services of participants who make significant contributions to our success and to allow participants to share in our success.

All of our employees and directors are eligible to participate in the plan. No determination has been made with respect to those persons to whom awards will be made under the plan, or the amounts of any awards, but it is anticipated that awards will be made to the executive officers included in the Summary Compensation Table above. The plan provides for the grant of stock options, restricted stock, performance shares, performance units, stock appreciation rights and cash-based awards.

The plan is to be administered by your board of directors, but the board may delegate administration of the plan to the Compensation Committee when required to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. Also, the Chief Executive Officer may be delegated that authority to make grants of awards representing 50,000 or less shares per year to non-executive officer employees.

Your board of directors will have full power to: (1) select the employees and directors who are to participate in the plan, (2) determine the sizes and types of awards, (3) determine the terms and conditions of awards in a manner consistent with the plan, (4) interpret the plan and any agreement or instrument entered into under the plan, (5) establish, amend or waive rules and regulations for the plan's administration, (6) amend the terms and conditions of any outstanding award as provided in the plan, and (7) make all other determinations that may be necessary or advisable for the administration of the plan.

The plan covers an aggregate of 1,500,000 shares of our common stock for purposes of making awards under the plan. Additionally, shares approved pursuant to the Brown Group, Inc. Incentive and Stock Compensation Plan of 1999 which have not yet been awarded and shares subject to any award that is canceled, terminates, expires, or lapses for any reason will then become available for grant under the plan. No more than 450,000 shares of common stock reserved for issuance under the plan, including shares of common stock from the 1999 plan, may be granted in the form of performance shares or restricted shares. The board determines the appropriate method for calculating the number of shares issued pursuant to the plan.

The following rules will apply to grants of awards under the plan: (1) the maximum aggregate number of shares of common stock that may be granted in the form of stock options pursuant to any award granted in any one fiscal year to any one single participant is 150,000 shares; (2) the maximum aggregate payout at the end of an applicable performance period with respect to awards of performance shares or performance units granted in any one fiscal year to any one participant, is 100,000 shares; (3) the maximum payout with respect to cash-based awards in any one fiscal year to any one participant is $3,000,000;
(4) the maximum aggregate grant with respect to awards of restricted stock granted in any one fiscal year to any one participant is 50,000; and (5) the maximum aggregate number of shares of common stock that may be granted in the form of stock appreciation rights pursuant to any award granted in any one fiscal year to any one single participant is 150,000 shares.

In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of our stock or property, any reorganization or any partial or complete liquidation, an adjustment will be made: (1) in the number and class of shares of common stock which may be delivered under the plan, (2) in the number and class of and/or price of shares subject to outstanding awards granted under the plan, and (3) in the award limits set forth in the plan.

Such adjustments will be appropriate and equitable as determined by the board, in its sole discretion, to prevent dilution or enlargement of participants' rights.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

Under the plan, a stock option is granted under an award agreement specifying the price, the duration of the stock option, the number of shares of common stock to which the stock option pertains and whether the stock option is an incentive stock option or a nonqualified stock option. Incentive stock option awards under the terms of the plan are those that qualify for special tax treatment under Section 422 of the Internal Revenue Code (the "Code") to the extent such treatment is available, while the nonqualified stock options do not qualify for such special tax treatment. Directors may not be granted incentive stock options but employees may be granted either type of option under the plan. A stock appreciation right is granted under the plan pursuant to an award agreement specifying the duration of the stock appreciation right and the number of shares of common stock to which the stock appreciation right pertains.

The price of a stock option granted to a participant under the plan will be at least 100% of the fair market value of a share of common stock on the date the stock option is granted. The cash value of a stock appreciation right with respect to a share of common stock as of any given date will be equal to the excess of the fair market value of a share of common stock on such date over an amount equal to at least 100% of the fair market value of a share of common stock on the date the stock appreciation right is granted. The duration of a stock option or stock appreciation right is determined by the board at the time that it is granted. However, no incentive stock option will be allowed to be exercised later than the tenth anniversary date of its grant. Stock options and stock appreciation rights can be exercised subject to the restrictions and conditions placed upon them by the board, and they need not be the same for each grant or for each participant.

The stock option price upon the exercise of any stock option is paid: (1) in cash or its equivalent, (2) by tendering (either actual or by attestation) previously acquired shares having an aggregate fair market value at the time of exercise equal to the total stock option price (provided that the shares which are tendered must have been held by the participant for at least six months prior to their tender to satisfy the stock option price), (3) by a combination of (1) and (2), (4) by cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or (5) by any other means which the board determines to be consistent with the plan's purpose and applicable law.

The board may impose restrictions on any shares acquired pursuant to the exercise of a stock option as deemed necessary including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares are then listed and/or traded and under any blue sky or state securities laws applicable to such shares.

Each participant's stock option or stock appreciation right award agreement will set forth the extent to which the participant can exercise the stock option or stock appreciation right following the termination of the participant's employment or directorship with us. Such provisions will be determined in the sole discretion of the board, included in the award agreement entered into with each participant, and need not be uniform among all stock options and stock appreciation rights issued.

No stock options or stock appreciation rights (except as otherwise provided in a participant's award agreement) under the plan, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Stock options granted to a participant will be exercisable during the participant's lifetime only by such participant.

PERFORMANCE UNITS, PERFORMANCE SHARES, AND CASH-BASED AWARDS

Each performance unit has an initial value that is established by the board at the time of grant. Each performance share has an initial value equal to the fair market value of a share of common stock on the date of grant. Each cash-based award has a value as may be determined by the board. The board will set performance goals that determine the number and/or value of performance units/shares and cash-based awards that will be paid out to a participant. The determination of the board with respect to the form of payout of such awards will be set forth in the award agreement pertaining to the grant of the award. The time period during which the performance goals must be met is called the "performance period."

The board will set performance goals which, depending on the extent to which they are met, will determine the number and/or value of performance units/shares and cash-based awards that will be paid. The performance measure(s) to be used will be chosen from among: (1) earnings per share, (2) net income (before or after taxes), (3) operating income (before or after taxes), (4) return on invested capital, return on assets, or return on equity, (5) cash flow return on investments which equals net cash flows divided by owners' equity, (6) earnings before interest or taxes, (7) gross revenues or revenue growth, (8) market share, and (9) growth in share price or total shareholder return.

The board will have the discretion to adjust the determinations of the degree of attainment of the initially established performance goals on a corporation-wide or divisional basis; however, awards which are designed to qualify for the performance-based exception of Section 162(m) of the Code may not be adjusted upward.

If applicable tax and/or securities laws change to permit board discretion to alter the governing performance measures without obtaining shareholder approval of such changes, then the board, in its sole discretion, may make such changes without obtaining shareholder approval. In addition, if the board determines that it is advisable to grant awards which will not qualify for the performance-based exception, then the board may make such grants without satisfying the requirements of Section 162(m) of the Code.

The board may pay performance units/shares and cash-based awards in the form of cash or shares of common stock (or any combination) which have an aggregate fair market value equal to the value of the awards earned at the close of the performance period.

At the discretion of the board, participants may be entitled to receive any dividends declared with respect to shares of common stock which have been earned in connection with grants of performance units and/or performance shares, but not yet distributed to participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions that apply to dividends earned with respect to shares of restricted stock). In addition, participants may, at the discretion of the board, be entitled to exercise their voting rights with respect to such shares.

Unless determined otherwise by the board and set forth in the participant's award agreement, in the event the employment or directorship of a participant is terminated by reason of death, disability, early retirement or retirement during a performance period, the participant will receive a payout of the performance units/shares or cash-based awards which is prorated.

Payment of earned performance units/shares or cash-based awards will be made at a time specified by the board in its sole discretion and set forth in the participant's award agreement. Notwithstanding the foregoing, with respect to employees who are "covered employees" as defined in the regulations promulgated under Section 162(m) of the Code and who retire during a performance period, payments are made at the same time they are made to participants who did not terminate employment during the applicable performance period.

In the event that a participant's employment or directorship terminates for any reason other than those reasons set forth above during a performance period, all performance units/shares and cash-based awards are forfeited by the participant to us unless determined otherwise by the board, as set forth in the participant's award agreement.

Except as otherwise provided in a participant's award agreement, performance units/shares and cash-based awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a participant's award agreement, a participant's rights under the plan shall be asserted during the participant's lifetime only by the participant or the participant's legal representative.

RESTRICTED STOCK

Each restricted stock grant will be stated in a restricted stock award agreement that will specify the period(s) of restriction, the number of shares of restricted stock granted, and such other provisions as deemed necessary by the board.

The shares of restricted stock granted may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction established by the board and specified in the restricted stock award agreement. All rights with respect to the restricted stock granted to a participant under the plan are available only to the participant during his or her lifetime.

We may retain the certificates representing shares of restricted stock in our possession until the time all conditions and/or restrictions applicable to the shares have been satisfied. Shares of restricted stock covered by each restricted stock grant made under the plan become freely transferable by the participant after the last day of the applicable period of restriction. Participants holding shares of restricted stock granted by the board may be granted the right to exercise full voting rights with respect to those shares during the period of restriction.

During the period of restriction, participants holding shares of restricted stock may be credited with regular cash dividends paid with respect to the underlying shares while they are so held. The board may apply any restrictions to the dividends that the board deems appropriate.

Each restricted stock award will set forth the extent to which the participant will have the right to receive unvested restricted shares following termination of the participant's employment or directorship with us. Such provisions will be determined in the sole discretion of the board and included in the award agreement entered into with each participant. Additionally, these provisions need not be uniform among all shares of restricted stock issued pursuant to the plan.

CHANGE IN CONTROL

A "change in control" occurs when:

     (1) Any natural person, corporation, government, or political subdivision, agency, or instrumentality of a government, or partnership, limited partnership, syndicate, or other group of two or more natural persons, (other than those persons in control of us as of May 23, 2002, or other than a trustee or other fiduciary holding securities under one of our employee benefit plans, or a corporation owned directly or indirectly by our shareholders in substantially the same proportions as their ownership of our stock) becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), either directly or indirectly of our securities representing 30% or more of the combined voting power of our then outstanding securities; or

     (2) During any period of two consecutive years (not including any period prior to May 23, 2002), individuals who at the beginning of such period constitute the board (and any new director, whose election by our shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved), then cease to constitute a majority of the board; or

     (3) Our shareholders approve: (i) a plan for our complete liquidation; or
     (ii) an agreement for the sale or disposition of all or substantially all of our assets; or (iii) our merger, consolidation, or reorganization with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 65% of the combined voting power of our voting securities (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization;

     (4) However, in no event shall a "change in control" be deemed to have occurred, with respect to a participant, if the participant is part of a purchasing group that consummates the change-in-control transaction. A participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the participant is an equity participant in the purchasing corporation or group (except for: (i) passive ownership of less than three percent of the stock of the purchasing corporation; or (ii) ownership of equity in the purchasing corporation or group which is otherwise not significant, as determined prior to the change in control by a majority of the nonemployee continuing directors).

Upon the occurrence of a change in control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges: (1) any and all stock options and stock appreciation rights granted pursuant to the plan shall become immediately exercisable; (2) any restriction periods and restrictions imposed on restricted shares that are not performance-based, as set forth in the restricted stock award agreement, shall lapse; (3) the target payout opportunities attainable under all outstanding awards of restricted stock, performance units, performance shares, and cash-based awards shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the change in control. The vesting of all awards denominated in shares shall be accelerated as of the effective date of the change in control, and there shall be paid out to participants within 30 days following the effective date of the change in control a pro-rata number of shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the performance period that has elapsed prior to the change in control. Awards denominated in cash shall be paid pro rata to participants in cash within 30 days following the effective date of the change in control, with the proration determined as a function of the length of time within the performance period which has elapsed prior to the change in control, and based on an assumed achievement of all relevant targeted performance goals.

The above provisions cannot be terminated, amended, or modified on or after the date of a change in control to affect adversely any award previously granted under the plan without the prior written consent of the participant with respect to the participant's outstanding awards. However, the board may terminate, amend or modify the above provisions at any time prior to the date of a change in control.

AMENDMENT, MODIFICATION, AND TERMINATION

Subject to the terms of the plan, the board may at any time, alter, amend, suspend or terminate the plan in whole or in part. In addition, the board may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting us or our financial statements or of changes in applicable laws, regulations, or accounting principles, whenever the board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan; provided that, unless the board determines otherwise at the time such adjustment is considered, no such adjustment will be authorized to the extent that such authority would be inconsistent with the plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended or the requirements of any state law.

Without the written consent of the participant holding an award, no termination, amendment, or modification of the plan shall adversely affect in any material way any award previously granted under the plan. At all times when Code Section 162(m) is applicable, all awards granted under this plan shall comply with the requirements of Code Section 162(m) unless the board determines that such compliance is not desired. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any award or awards available under the plan, the board may make any adjustments it deems appropriate.

WITHHOLDING

We shall have the power and the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this plan. With respect to withholding required upon the exercise of stock options, upon the lapse of restrictions on restricted stock, or upon any other taxable event arising as a result of awards granted pursuant to the plan, participants may elect, subject to the approval of the board, to satisfy the withholding requirement, in whole or in part, by having us withhold shares having a fair market value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the participant, and shall be subject to any restrictions or limitations that the board, in its sole discretion, deems appropriate.

FEDERAL INCOME TAX CONSEQUENCES

Under the Code, as presently in effect, a participant will not be deemed to recognize any income for federal income tax purposes at the time any award is made, nor will we be entitled to a tax deduction at that time. However, when any part of a stock option or stock appreciation right is exercised, when restrictions on restricted stock lapse, or when payments are made under a performance share, performance unit, or cash-based award, the federal income tax consequences may be summarized as follows:

     1. In the case of an exercise of a stock option (other than an incentive stock option, or ISO) or stock appreciation right, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the stock option price.

     2. In the case of an exercise of payment under a performance share, performance unit, or cash-based award, the participant will generally recognize ordinary income on the exercise date in an amount equal to any cash and the fair market value of any unrestricted shares received.

     3. In the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received rather than when his or her interest is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

     4. In the case of ISO's, there is generally no tax liability at the time of exercise. However, the excess of the fair market value of the stock on the exercise date over the stock option price is included in the stock optionee's income for purposes of the alternative minimum tax. If no disposition of the ISO stock is made before the later of one year from the date of exercise and two years from the date of grant, the stock optionee will realize a capital gain or loss upon a sale of the stock, equal to the difference between the stock option price and the sale price. If the stock is not held for such required period, ordinary income tax treatment will generally apply to an amount equal to the excess of the fair market value of the stock on the date of exercise (or, if less, the amount of gain realized on the disposition of the stock) over the stock option price, and the balance of any gain or loss will be treated as capital gain or loss. In order for ISO's to be treated as described above, the participant must remain employed by us (or a subsidiary in which we hold at least 50 percent of the voting power) from the ISO's grant date until three months before the ISO is exercised. The three-month period is extended to one year if the participant's employment terminates on account of disability. If the participant does not meet the employment requirement, the stock option will be treated for federal income tax purposes as a stock option described in paragraph 1, above. A participant who exercises an ISO might also be subject to an alternative minimum tax.

     5. Upon the exercise of a stock option other than an ISO, the recognition of income on restricted stock, or the payment under a performance share, performance unit, or stock-based award, we will generally be allowed an income tax deduction equal to the ordinary income recognized by the participant, but in the case of the recognition of income on restricted stock, the deduction will be allowed in our taxable year in which ends the taxable year of the participant in which he or she recognizes the income. We will not receive an income tax deduction as a result of the exercise of an ISO, provided that the ISO stock is held for the required period as described above. When a cash payment is made pursuant to an award, the recipient will recognize ordinary income equal to the amount of cash received and we will generally be entitled to a deduction of the same amount.

     6. Pursuant to Section 162(m) of the Code, we may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year is our Chief Executive Officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. We believe that compensation attributable to stock options granted under the plan will be treated as qualified performance-based compensation and therefore will not be subject to the deduction limit.

     The plan also authorizes the grant of performance shares, performance units, and cash-based awards utilizing the performance criteria set forth in the plan so that payments under such awards may likewise be treated as qualified performance-based compensation.

The foregoing is only a summary of the federal income tax consequences of participation in the plan. Each participant is advised to consult his or her own tax adviser for the federal income tax effects attributable to his or her own participation in the plan.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE INCENTIVE AND STOCK COMPENSATION PLAN OF 2002.

PERFORMANCE GRAPH

The following performance graph compares the cumulative total shareholder return on our stock with the cumulative total return of the peer group and the Standard & Poor's Small Cap 600 Index, with investment weighted based on market capitalization. Our fiscal year ends on the Saturday nearest to each January 31; accordingly, share prices are as of the last business day in each fiscal year. The total return assumes reinvestment of dividends. Our peer group consists of eight companies believed to be engaged in similar businesses: Edison Brothers Stores, Inc. (1998), Footstar, Inc., GENESCO Inc., Nine West Group, Inc. (1997-1998), Payless ShoeSource, Inc., Shoe Carnival, Inc., Stride Rite Corporation and Wolverine World Wide, Inc. You are cautioned against drawing any conclusions from the data contained in this graph, as past results are not necessarily indicative of future performance. The indices used are included for comparative purposes only and do not indicate an opinion of management that such indices are necessarily an appropriate measure of the relative performance of our stock.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
[PERFORMANCE GRAPH]

                                                     BROWN SHOE CO.                PEER GROUP                    S&P 600
                                                     --------------                ----------                    -------
01/31/97                                                 100.00                      100.00                      100.00
01/30/98                                                  92.37                      101.35                      121.12
01/29/99                                                 104.84                       62.75                      120.37
01/28/00                                                  71.48                       52.39                      134.92
02/02/01                                                 113.76                       88.80                      158.55
02/01/02                                                 107.79                       76.59                      163.05

The following table is derived from the data presented in the above graph. It is intended to assist you in evaluating your total returns on an annual basis for various holding periods.

             COMPOUND ANNUAL RATES OF TOTAL RETURN TO SHAREHOLDERS*

                                 5 YEAR       4 YEAR       3 YEAR       2 YEAR       1 YEAR
  Brown Shoe Company, Inc.        1.51%        3.93%        0.93%       22.80%        -5.25%
                Peer Group       -5.19%       -6.76%        6.87%       20.92%       -13.75%
             S&P 600 Index       10.27%        7.71%       10.65%        9.93%         2.84%

------------------------
* For indicated holding periods, in our fiscal years corresponding to the previous graph, ended February 2, 2002.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and any persons beneficially owning more than ten percent of our common stock to report their ownership of stock and any changes in ownership to the Securities and Exchange Commission, New York Stock Exchange and Chicago Stock Exchange. The SEC has established specific due dates for these reports and we are required to report in this proxy statement any failure to file by these dates. Based on our records and other information, we believe that all such reports were filed on a timely basis.

VOTING

Under the New York Business Corporation Law and our certificate of incorporation, the presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of our stock is necessary to constitute a quorum of shareholders to take action at the annual meeting. For these purposes, shares which are present, or represented by proxy, at the annual meeting will be counted as present, regardless of whether the holder of the shares or proxy fails to vote on a particular matter or whether a broker with discretionary voting authority fails to exercise such authority with respect to any particular matter. Once a quorum of shareholders is established, the affirmative vote of a plurality of the shares, which are present in person or represented by proxy at the annual meeting, is required to elect each director. The affirmative vote of two-thirds of the outstanding shares that are entitled to be present in person or represented by proxy and entitled to vote at the annual meeting is required to amend our certificate of incorporation. The affirmative vote of a majority of the shares which are voted in favor or against
(i) approval of the Incentive and Stock Compensation Plan of 2002 and (ii) to act on any other matter properly brought before the annual meeting, is required to approve of such action.

Shares represented by proxies which are marked "vote withheld" with respect to the election of any person to serve on the board of directors will not be considered in determining whether such a person has received the affirmative vote of a plurality of the shares. Shares represented by proxies which are marked "abstain" with respect to the amendment to our certificate of incorporation will be considered in determining whether such proposal has received the affirmative vote of two-thirds of the outstanding shares and such proxies will have the effect of a "no" vote. Shares represented by proxies that are marked "abstain" with respect to any other proposal will not be considered in determining whether such proposal has received the affirmative vote of a majority of the shares and such proxies will not have the effect of a "no" vote. Shares represented by proxies which deny the proxy-holder discretionary authority to vote on the amendment to our certificate of incorporation will be considered in determining whether such proposal has received the affirmative vote of two-thirds of the outstanding shares and such proxies will have the effect of a "no" vote. Shares represented by proxies which deny the proxy-holder discretionary authority to vote on any other proposal will not be considered in determining whether such proposal has received the affirmative vote of a majority of the shares and such proxies will not have the effect of a "no" vote.

We know of no other matters to come before the annual meeting. If any other matters properly come before the annual meeting, the proxies solicited hereby will be voted on such matters in accordance with the judgment of the persons voting such proxies.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Proposals of eligible shareholders intended to be presented at the 2003 annual meeting, currently scheduled to be held on May 22, 2003, must be received by us by December 19, 2002 for inclusion in our proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

In order for a shareholder to nominate a candidate for director, under our bylaws timely notice of the nomination must be received by us in advance of the meeting. Ordinarily, such notice must be received by us not less than 60 days (by March 23, 2003) nor more than 90 days (by February 21, 2003) prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The shareholder filing the notice of nomination must describe various matters regarding the nominee, including such information as (a) the name, age, business and residence addresses, occupation and shares held of such person; (b) any other information relating to such nominee required to be disclosed in the proxy statement; and (c) the name, address and shares held by the shareholder.

In order for a shareholder to bring other business before a shareholder meeting, under our bylaws timely notice must be received by us within the time limits described above. A shareholder's notice shall set forth as to each matter the shareholder proposes to bring before the meeting various information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons therefor, (b) the name and address of such shareholder proposing such business, (c) the number of shares of our stock beneficially owned by such shareholder and (d) any material interest of such shareholder in such business. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our proxy statement.

In each case, notice must be given to our Vice President, General Counsel and Corporate Secretary, whose address is 8300 Maryland Avenue, Post Office Box 29, St. Louis, Missouri 63166-0029. Any shareholder desiring a copy of our bylaws will be forwarded one without charge upon written request.

INDEPENDENT AUDITORS

Ernst & Young LLP were our independent auditors for fiscal year 2001. Your board of directors, on the recommendation of the Audit Committee, has engaged Ernst & Young as auditors for fiscal year 2002.

During fiscal 2001, Ernst & Young charged fees for services rendered to us as follows:

                          SERVICE                                 FEE
                          -------                                 ---
Audit.......................................................    $690,330
Information systems design and implementation...............    $     --
All other services*.........................................    $291,192

------------------------
* Includes tax services, fees for pension and statutory audits, business acquisitions, and accounting consultations.

Representatives of Ernst & Young do not plan to make a formal statement at the annual meeting. However, they will attend the meeting and be available to respond to appropriate questions.

OTHER

We will bear the cost of solicitation of proxies. Proxies will be solicited by mail and also may be solicited by our executive officers and other employees personally or by telephone, but such persons will not be specifically compensated for such services. We have retained Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies, at an estimated cost of $7,500 plus reimbursement for reasonable out-of-pocket expenses. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons and we will reimburse them for their reasonable expenses incurred therein.

Even though you plan to attend the meeting in person, please sign, date and return the enclosed proxy promptly or vote by telephone or over the Internet in accordance with the instructions shown on the enclosed proxy. You have the power to revoke your proxy, at any time before it is exercised, by giving written notice of revocation to our Vice President, General Counsel and Corporate Secretary or by duly executing and delivering a proxy bearing a later date, or by attending the annual meeting and casting a contrary vote. All shares represented by proxies received in time to be counted at the annual meeting will be voted. A postage paid, return addressed envelope is enclosed for your convenience. Your cooperation in giving this your immediate attention will be appreciated.

/s/ Michael I. Oberlander
MICHAEL I. OBERLANDER
Vice President, General Counsel
and Corporate Secretary
8300 Maryland Avenue
St. Louis, Missouri 63105
April 16, 2002

                                                                       EXHIBIT A

                            BROWN SHOE COMPANY, INC.
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the audit committee. The charter will be reviewed and reassessed by the committee and will be approved by the board of directors, at least annually. The committee shall be appointed by the board of directors and shall comprise at least three directors. The committee shall meet the independence and experience requirements of the New York Stock Exchange. All committee members will be financially literate, or will become financially literate within a reasonable period of time after appointment to the committee, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee will provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the integrity of the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered, but shall not have a duty, to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose. The board of directors recognizes that the committee will rely on the advice and information it receives from the Company's management and its internal and outside auditors.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report on a regular basis the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The board of directors and the committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. The committee is responsible for ensuring that the outside auditors submit on a periodic basis to the audit committee a formal written statement delineating all relationships between the auditor and the Company. In addition, the committee is responsible for actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and for recommending that the board of directors take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence. Annually, the committee will review and recommend to the board the selection of the Company's independent auditors. The committee shall approve the fees paid to the independent auditor for audit services. The committee shall maintain a policy relating to the retention of the independent auditor for any non-audit services and related fees.

     - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and the compensation. Also, the committee will discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee will meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations. The committee shall review with management the appointment and replacement of the senior internal auditor.

     - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee will discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee will discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     - The committee shall oversee preparation of the disclosure required by the Rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

While the committee has the responsibilities and powers set forth in this Charter, it is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct policies.

                                                                       EXHIBIT B

           [ADDED: AMENDED AND] RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            BROWN SHOE COMPANY, INC.

Under Section 807 of the Business Corporation Law

FIRST: The name of the Company shall be Brown Shoe Company, Inc. (hereinafter termed "Company").

SECOND: The principal business office of the corporation is located in the City of New York, County of New York, State of New York.

THIRD: The purpose or purposes of the Company are as follows:

To manufacture, buy, sell and deal in leather and leather goods, boots, shoes, footwear, rubber and rubber goods of every kind, nature and description and all accessories thereto.

As principal, agent, commission merchant or consignee, to acquire, by purchase or otherwise, own, hold, take on lease or in exchange, mortgage, lease, sell or otherwise dispose of any and all real and personal property, rights and privileges suitable or convenient for any of its purposes or businesses, and to acquire, by purchase or otherwise, own, hold, lease, mortgage, sell or otherwise dispose of, erect, construct, make, alter, enlarge, improve, and to aid or subscribe toward the construction, acquisition, or improvement of any factories, shops, store-houses, buildings and manufacturing and commercial establishments of every character, including all equipment, fixtures, machinery, implements and supplies necessary or incidental to, or connected with any of its purposes of businesses.

To purchase, hold, sell, assign, transfer, mortgage, pledge, or otherwise dispose of the shares of capital stock or any bonds, securities or evidences of indebtedness of any corporation, domestic or foreign, and to pay therefor (in whole or in part), in cash or other property, or by the issue and delivery of its own capital stock, bonds or other obligations, or of any other corporation, and to exercise in respect of any such shares of stock, bonds or other securities any and all rights, powers and privileges of individual owners or holders, including the right to vote thereon.

To acquire from time to time [DELETED:, in exchange for the shares of its capital stock, as the same may at any time now or hereafter exist,] such property or shares of the capital stock of any other corporation or corporations as the Board of Directors shall deem of advantage to Brown, at such valuation as, in the judgment of said board, shall be fair and just.

To purchase, retire, redeem, hold, re-issue and otherwise dispose of the shares of its stock or its bonds or other obligations in such amounts and in such manner and upon such terms as the Board of Directors may deem expedient in so far as may be permitted by law.

To acquire, purchase, hold, use, sell, assign, lease, mortgage, or otherwise dispose of [DELETED: or turn to account letters patent of the United States or of any foreign country,] inventions, patents, patent rights, licenses and privileges, improvements, trade-marks and trade-names, or pending applications therefor, or connected therewith, covering in whole or in part any and all articles manufactured or dealt in by it, or relating to, or useful in connection with any business that may at any time be carried on by it.

To make, accept, endorse, execute and issue promissory notes, bills of exchange, bonds, debentures and other obligations, from time to time, for the purchase of property or for any purpose in or about its business, and to secure the payment of any such obligation by mortgage, pledge, deed of trust or otherwise.

To do any or all the things herein set forth, and such other things as are incidental or conducive to the attainment of the above objects, to the same extent as natural persons might or could do, and in any part of the world, in so far as may be permitted by law.

[ADDED: To engage in any lawful act or activity for which corporations may be organized under the New York Business Corporation Law, provided that the Corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board agency or other body, without such consent or approval first being obtained.]

FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 101,000,000 of which 100,000,000 shares shall be Common Stock having a par value of $3.75 per share and 1,000,000 shares shall be Preferred Stock having a par value of $1.00 per share.

     1. The Preferred Stock may be issued from time to time as follows:

        (a) As shares of one or more series of Preferred Stock, with such serial designations as may be stated in the resolution or resolutions providing for the issue of such stock from time to time adopted by the Board of Directors; and in such resolutions providing for the issue of each particular series, the Board of Directors, to the fullest extent permitted by law, is expressly authorized to fix:

           (i) the dividend rights of the particular series, including, without limitation, the annual dividend rate, whether dividends shall be cumulative or non-cumulative and, if cumulative, the date from which dividends shall be cumulative;

           (ii) the right, if any, of the Corporation to redeem shares of the particular series and the terms and conditions of such redemption;

           (iii) the amounts per share which the particular series shall be entitled to receive in case of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

           (iv) the voting power, if any, for the particular series and the terms and conditions under which such voting power may be exercised, provided that the shares of all series having voting power shall not have more than one vote each;

           (v) the obligation, if any, of the Corporation to retire shares of such series pursuant to a sinking fund or fund of a similar nature or otherwise and the terms and conditions of such obligation;

           (vi) the terms and conditions, if any, upon which shares of such series shall be convertible into, or exchangeable for, shares of Common Stock including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

           (vii) any other rights, preferences or limitations of the shares of such series consistent with the provisions hereof governing the Preferred Stock.

        (b) In case the stated dividends and the amounts payable on liquidation are not paid in full, the shares of all series of the Preferred Stock shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

     2. The holders of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, but only out of surplus legally available for the payment of dividends, preferential cash dividends at the annual rate for each particular series theretofore fixed by the Board of Directors as hereinbefore provided. The holders of the Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this subdivision 2.

     3. So long as any of the Preferred Stock shall remain outstanding, in no event shall any dividends whatsoever, whether in cash, stock or other property (except a dividend payable in Common Stock of the Company), be paid or declared, or any distribution be made on the Common Stock, nor shall any shares of the Common Stock be purchased, retired or otherwise acquired by the Corporation:

        (a) unless all accrued dividends on the Preferred Stock of all series shall have been paid and full dividends for the then current dividend period in respect of any shares of such stock which have cumulative dividend rights shall have been paid or declared and a sum sufficient for the payment thereof set apart; and

        (b) unless, if at any time the Corporation is obligated to retire shares of any series of the Preferred Stock pursuant to a sinking fund or fund of a similar nature, all arrears in respect of the retirement of the Preferred Stock of all series shall have been made good; and

        (c) except out of surplus legally available at the time for the payment of such dividends or for the purchase of such stock.

Subject to the foregoing provisions and not otherwise, such dividends (payable either in cash, stock or other property) may be determined by the Board of Directors may be declared and paid from time to time on the Common Stock out of the remaining surplus of the Corporation legally available for the payment of dividends, and the Preferred Stock shall not be entitled to participate in any such dividend, whether payable in cash, stock or other property.

     4. No holder of shares of Preferred Stock of any series shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of dividend.

     5. In the event of a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, then, before any distribution or payment shall be made to the holders of the Common Stock, the holders of each series of the Preferred Stock shall be entitled to be paid in cash the applicable liquidation price per share fixed at the time of the original authorization of the issue of shares of each such series and, in the case of each share of the Preferred Stock having cumulative dividend rights, an amount, computed at the annual dividend rate for the series of which the particular share is a part, from the date on which dividends on such share became cumulative to the date fixed for such distribution or payment, less the aggregate amount of all dividends theretofore and on such distribution or payment date paid thereon. If such payment shall have been made in full to the holders of the Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock.

FIFTH: The name of the registered agent of the Company is CT Corporation System and the address of the registered agent is 111 Eighth Avenue, New York, New York 10011 [DELETED: . Within this state of the registered agent] [ADDED: ,] upon whom process against the corporation may be served.

The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served. The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him is c/o CT Corporation System, 111 Eighth Avenue, New York, New York 10011.

SIXTH. The duration of the Company shall be perpetual.

SEVENTH. The number of directors of the Company shall be [ADDED: determined in the manner provided in the by-laws, but shall] not [ADDED: be] less than 7 nor more than 21, divided into three classes. At each annual election the term of one class of directors shall expire, and the successors of the directors of such class shall be elected for a term of three years. Each class shall consist of such number of directors as may be provided in the by-laws of the Company; provided, however, that at least one-fourth in number of the directors of the Company shall be elected annually.

EIGHTH. The directors shall have power among other things:

     (a) From time to time, to determine whether, and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Company, or any of them, shall be open to the inspection of stockholders; and no stockholders shall have any right to inspect any book or account or document of the Company except as conferred by the statutes of New York, or authorized by the directors;

     (b) Subject to the provisions of the aforesaid "Business Corporation Law," to hold their meetings either within or without the State of New York, and to have one or more offices, and to keep the books of the Company (except the stock and transfer books) outside the State of New York, and at such place or places, as may from time to time be a designated by them;

     (c) To provide by the by-laws, or otherwise, for the selection, from among their own number, of an executive committee, of such number as they may from time to time designate, and to delegate to such executive committee all or any of the powers of the board of directors, when the board is not in session, provided that such delegation of power is not contrary to law;

     (d) To appoint such other standing committees as they may determine, with such powers as shall be conferred by them or as may be authorized by the by-laws; and

     (e) To appoint officers of the Company, including one or more vice-presidents, one or more assistant treasurers, and one or more assistant secretaries, and to provide that the persons so appointed shall have, and may exercise, all or any of the powers of the president, of the treasurer and of the secretary, respectively.

[DELETED: NINTH. No mortgage, lien or encumbrance of any kind upon any part of the real or personal property, assets, effects, undertaking or goodwill of the Company, shall be created or be valid or effective unless the same shall have been previously authorized by the consent of the holders of at least three fourths in interest of the outstanding Common Stock of the Company, given in person or by proxy, either in writing or at an annual meeting or at a special meeting called for that purpose; but this prohibition shall not be deemed or construed to apply to, nor shall it operate to prevent the giving of purchase money mortgages, or other purchase money liens on property to be hereafter acquired by the Company, or the acquiring of property subject to mortgages, liens and encumbrances thereon then existing, nor to the pledging by the Company as security for loans made to it in the regular and current conduct of its business of notes or accounts receivable or other liquid assets or of any stocks, bonds or other securities owned by it.]

[ADDED: NINTH.][DELETED: TENTH.] No contract or other transaction between the Company and any other corporation shall be affected by the fact that the directors of this Company are interested in or are directors or officers of such other corporation, and any director individually may be a party to or may be interested in any contract or transaction of this Company; and no contract or transaction of this Company with any person or persons, firm or association shall be affected by the fact that any director or directors of this Company is a party to or interested in such contract or transaction, or in any way connected with such person or persons, firm or association, provided that the interest in any such contract or other transaction of any such director shall be fully disclosed and that such contract or other transaction shall be authorized or ratified by the vote of a sufficient number of directors of the Company not so interested; and each and every person who may become a director of this Company is hereby relieved from any liability that might otherwise exist from contracting with the Company for the benefit of himself or any firm, association or corporation in which he may be in any wise interested.

[ADDED: TENTH.][DELETED: ELEVENTH.] Subject always to the by-laws made by the stockholders, the board of directors may make by-laws, and from time to time, may alter, amend or repeal any by-laws made by them; but any by-laws made by the board of directors may be altered, amended or repealed by the stockholders at any annual meeting, or at any special meeting, provided notice of such proposed alteration or repeal be included in the notice of meeting.

[ADDED: ELEVENTH.][DELETED: TWELFTH.] The Board of Directors of the Corporation, when evaluating any offer of another person to (a) make a tender or exchange offer for any equity security of the Corporation, (b) merge or consolidate the Corporation with another corporation, or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, may in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its Stockholders, give due consideration to all relevant factors, including without limitation the social and economic effects on the employees, customers, suppliers and other constituencies of the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located [ADDED:, to the extent permissible under the New York Business Corporation Law.]

[ADDED: TWELFTH.][DELETED: THIRTEENTH.] No director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for any beach of his duties as a director, provided that this Article Thirteenth shall not eliminate or limit any liability arising out of a judgment or other final determination adverse to the director which establishes that (a) his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law; (b) he personally gained in fact a financial profit or other advantage to which he was not legally entitled; or (c) his acts violated Section 719 of the New York Business Corporation Law. This Article Thirteenth shall not eliminate or limit the liability of a director for any act or omission occurring prior to the effective date of its adoption. No repeal or modification of this Article Thirteenth, directly or by adoption of an inconsistent provision in this Certificate of Incorporation, shall be effective with respect to any cause of action, suit, claim or other matter arising out of or relating to any act or omission occurring prior to such repeal or modification.

                                                                       EXHIBIT C

                            BROWN SHOE COMPANY, INC.

                 INCENTIVE AND STOCK COMPENSATION PLAN OF 2002

                                    CONTENTS

Article 1. Establishment, Objectives, and Duration..........      2
Article 2. Definitions......................................      2
Article 3. Administration...................................      4
Article 4. Shares Subject to the Plan and Maximum Awards....      5
Article 5. Eligibility and Participation....................      6
Article 6. Stock Options and Stock Appreciation Rights......      6
Article 7. Performance Units, Performance Shares, and
  Cash-Based Awards.........................................      7
Article 8. Restricted Stock.................................      8
Article 9. Performance Measures.............................      9
Article 10. Beneficiary Designation.........................      9
Article 11. Deferrals.......................................     10
Article 12. Rights of Employees/Directors...................     10
Article 13. Change in Control...............................     10
Article 14. Amendment, Modification, and Termination........     11
Article 15. Withholding.....................................     11
Article 16. Indemnification.................................     11
Article 17. Successors......................................     12
Article 18. Legal Construction..............................     12

     BROWN SHOE COMPANY, INC. INCENTIVE AND STOCK COMPENSATION PLAN OF 2002

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

1.1 ESTABLISHMENT OF THE PLAN. Brown Shoe Company, Inc., a New York corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Shares, Performance Units, Stock Appreciation Rights, and Cash-Based Awards.

Subject to approval by the Company's stockholders, the Plan shall become effective as of May 23, 2002 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to increase shareholder value, long-term.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after May 22, 2012.

ARTICLE 2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1. "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

     2.2. "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Shares, Performance Units, Stock Appreciation Rights, or Cash-Based Awards.

     2.3. "AWARD AGREEMENT" means an agreement entered into between the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

     2.4. "BENEFICIAL OWNER" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.5. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.6. "CASH-BASED AWARD" means an Award granted to a Participant, as described in Article 7 herein.

     2.7. "CHANGE IN CONTROL" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

        (a) Any Person (other than those Persons in control of the Company as of the Effective Date, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or

        (b) During any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason to constitute a majority thereof; or

        (c) The stockholders of the Company approve: (i) a plan of complete liquidation of the Company; or (ii) an agreement for the sale or disposition of all or substantially all the Company's assets; or (iii) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-five percent (65%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

        (d) However, in no event shall a "Change in Control" be deemed to have occurred with respect to a Participant if the Participant is part of a purchasing group which consummates the Change-in-Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or
        (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

     2.8. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     2.9. "COMMITTEE" means any committee appointed by the Board to administer Awards to Employees, as specified in Article 3 herein. Any such committee shall be comprised entirely of Directors.

     2.10. "COMPANY" means Brown Shoe Company, Inc., a New York corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 17 herein.

     2.11. "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     2.12. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate; provided, however, that any Director who is employed by the Company or any Subsidiary or Affiliate shall be considered an Employee under the Plan.

     2.13. "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Board.

     2.14. "EARLY RETIREMENT" shall have the meaning ascribed to such term in the Brown Shoe Company Retirement Plan.

     2.15. "EFFECTIVE DATE" shall have the meaning ascribed to such term in
     Section 1.1 hereof.

     2.16. "EMPLOYEE" means any employee of the Company or its Subsidiaries or Affiliates. Directors who are employed by the Company shall be considered Employees under this Plan.

     2.17. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.18. "FAIR MARKET VALUE" shall mean the average of the highest and lowest quoted selling prices for Shares on the New York Stock Exchange or equivalent securities exchange on the relevant date, or if there is no sale on such date, then on the last previous day on which a sale was reported.

     2.19. "INCENTIVE STOCK OPTION" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

     2.20. "INSIDER" shall mean an individual who is, on the relevant date, an officer or director of the Company, or a more than ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act.

     2.21. "NONQUALIFIED STOCK OPTION" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

     2.22. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option as described in Article 6 herein.

     2.23. "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.24. "PARTICIPANT" means an Employee or Director who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

     2.25. "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     2.26. "PERFORMANCE PERIOD" shall have the meaning set forth in Section 7.2.

     2.27. "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 7 herein.

     2.28. "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 7 herein.

     2.29. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

     2.30. "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.31. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 8 herein.

     2.32. "RETIREMENT" shall have the meaning ascribed to such term in the Brown Shoe Company Retirement Plan.

     2.33. "SHARES" means the shares of common stock of the Company.

     2.34. "STOCK APPRECIATION RIGHT" means an Award granted to a Participant pursuant to Article 6 herein.

     2.35. "STOCK APPRECIATION RIGHT PRICE" means the price determined on the date of the grant of a Stock Appreciation Right for purposes of measuring the amount of cash payable upon the exercise of a Stock Appreciation Right as more fully described in Section 6.3.

     2.36. "SUBSIDIARY" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest.

ARTICLE 3. ADMINISTRATION

3.1. GENERAL. The Plan shall be administered by the Board, or (subject to the following) by any Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Board may, in its discretion, delegate to the Committee any or all of the administration of the Plan; provided, however, that the administration of the Plan with respect to Awards granted to Directors may not be so delegated. The Board or the Committee may, in its discretion, delegate to the Company's Chief Executive Officer the authority to determine the individuals to whom, and the time or times at which and terms upon which, Awards representing not more than 50,000 Shares in any one year may be granted;

provided, however, that neither the Board nor the Committee may delegate such authority to the Chief Executive Officer with respect to employees of the Company who are subject to the reporting requirements of Section 16(a) of the Exchange Act. To the extent that the Board has delegated to the Committee, or either the Board or the Committee has delegated to the Chief Executive Officer, any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee or the Chief Executive Officer, respectively. The Committee shall have the authority to delegate administrative duties to officers or Directors of the Company.

3.2. AUTHORITY OF THE BOARD. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Employees and Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Board shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law (and subject to Section
3.1 herein), the Board may delegate its authority as identified herein.

3.3 DECISIONS BINDING. All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

3.4 OUTSIDE DIRECTORS. If the Award under the Plan is designed to meet the Performance-Based Exception, the Committee will consist of not less than two outside directors who shall meet the requirements of Reg. 1.162-27(e)(3).

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1. SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section
4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be one million five hundred thousand (1,500,000). Additionally, Shares approved pursuant to the Brown Group, Inc. Incentive and Stock Compensation Plan of 1999 (the "1999 Plan") which have not as yet been awarded and Shares subject to any award that is canceled, terminates, expires, or lapses for any reason shall become available for grant under the Plan. No more than four hundred fifty thousand (450,000) Shares, including carryover Shares from the 1999 Plan, reserved for issuance under this Plan may be granted in the form of Performance Shares or Restricted Stock. The Board shall determine the appropriate method for calculating the number of shares issued pursuant to the Plan. The following rules shall apply to grants of Awards under the Plan:

     (a) Options: The maximum aggregate number of Shares that may be granted in the form of Options, pursuant to any Award granted in any one fiscal year to any one single Participant, shall be one hundred fifty thousand (150,000).

     (b) Performance Shares/Performance Units: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares or Performance Units granted in any one fiscal year to any one Participant, shall be equal to the value of one hundred thousand (100,000) Shares.

     (c) Cash-Based Awards: The maximum payout with respect to Cash-Based Awards in any one fiscal year to any one single Participant shall be three million dollars ($3,000,000).

     (d) Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be fifty thousand (50,000) Shares.

     (e) Stock Appreciation Rights: The maximum number of Shares that may be granted in the form of Stock Appreciation Rights to any one Participant in any one fiscal year shall be shall be one hundred fifty thousand (150,000).

4.2. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

5.1. ELIGIBILITY. Persons eligible to participate in this Plan include all Employees and Directors.

5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Board may, from time to time, select from all eligible Employees and Directors those to whom Awards shall be granted and shall determine the nature and amount of each Award; provided, however, if the Award is subject to the Performance-Based Exception, the Committee will determine eligibility.

ARTICLE 6. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.1. GRANT OF OPTIONS AND STOCK APPRECIATION RIGHTS. Subject to the terms and provisions of the Plan, Options and Stock Appreciation Rights may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board. Only Employees may be granted Incentive Stock Options.

6.2. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Board shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or Nonqualified Stock Option. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the duration of the Stock Appreciation Right, the number of Shares to which the Stock Appreciation Right pertains, and such other provisions as the Board shall determine.

6.3. OPTION PRICE; STOCK APPRECIATION RIGHT PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. The cash value of a Stock Appreciation Right with respect to one Share as of any given date shall equal the excess of the Fair Market Value of one Share on such date over the Stock Appreciation Right Price, which shall be equal to at least one hundred percent (100%) of the Fair Market Value of a Share on the date the Stock Appreciation Right is granted.

6.4. DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Each Option and Stock Appreciation Right granted to a Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, that no Incentive Stock Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5. EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6. PAYMENT. Options and Stock Appreciation Rights granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option or Stock Appreciation Right is to be exercised, accompanied (in the case of an Option) by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering (either actual or by attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price),

(c) by a combination of (a) and (b), or (d) cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

6.7. RESTRICTIONS ON SHARE TRANSFERABILITY. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8. TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each Participant's Option Award Agreement and/or Stock Appreciation Right Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option and/or Stock Appreciation Right following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options and Stock Appreciation Rights issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9. NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS.

(a) Incentive Stock Options. No Incentive Stock Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Incentive Stock Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b) Nonqualified Stock Option and Stock Appreciation Right. Except as otherwise provided in a Participant's Award Agreement, no Nonqualified Stock Option or Stock Appreciation Right granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all Nonqualified Stock Options and Stock Appreciation Rights granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

6.10. TANDEM AWARDS. Stock Appreciation Rights may be granted in tandem with Options under such terms and conditions as may be prescribed in the applicable Award Agreements. When a Stock Appreciation Right is granted in tandem with an Option, the grantee may exercise rights under either the Stock Appreciation Right or the Option, but not both, and upon such exercise, the corresponding rights under the tandem Award shall be canceled.

6.11. PROHIBITION AGAINST REPRICING. Notwithstanding any other provision of the Plan (other than Section 4.2, which, in all cases, shall control) no Option or Stock Appreciation Right granted hereunder shall be repriced, replaced or regranted through cancellation, or by lowering the Option or Stock Appreciation Right exercise price of a previous Award, without approval of the Company's stockholders of an amendment to this Section 6.11.

ARTICLE 7. PERFORMANCE UNITS, PERFORMANCE SHARES, AND CASH-BASED AWARDS

7.1. GRANT OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board.

7.2. VALUE OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Each Performance Unit shall have an initial value that is established by the Board at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as may be determined by the Board. The Board shall set performance goals, as described in Article 9, in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance

Units/Shares and Cash-Based Awards that will be paid out to the Participant. For purposes of this Article 7, the time period during which the performance goals must be met shall be called a "Performance Period."

7.3. EARNING OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares and Cash-Based Awards shall be entitled to receive a payout, based on the discretion of the Board, on the number and value of Performance Units/ Shares and Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

7.4. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Payment of earned Performance Units/Shares and Cash-Based Awards shall be made in the manner set forth in the Award Agreement. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Units/Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares and Cash-Based Awards at the close of the applicable Performance Period. Such payment may be made subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

At the discretion of the Board, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions which apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
Section 8.6 herein). In addition, Participants may, at the discretion of the Board, be entitled to exercise their voting rights with respect to such Shares.

7.5. TERMINATION OF EMPLOYMENT/DIRECTORSHIP DUE TO DEATH, DISABILITY, EARLY RETIREMENT OR RETIREMENT. Unless determined otherwise by the Board and set forth in the Participant's Award Agreement, in the event the employment or directorship of a Participant is terminated by reason of death, Disability, Early Retirement or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares or Cash-Based Awards which is prorated.

Payment of earned Performance Units/Shares or Cash-Based Awards shall be made at a time specified by the Board in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

7.6. TERMINATION OF EMPLOYMENT/DIRECTORSHIP FOR OTHER REASONS. In the event that a Participant's employment or directorship terminates for any reason other than those reasons set forth in Section 7.5 herein during a Performance Period, all Performance Units/Shares and Cash-Based Awards shall be forfeited by the Participant to the Company unless determined otherwise by the Board, as set forth in the Participant's Award Agreement.

7.7. NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/ Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be asserted during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 8. RESTRICTED STOCK

8.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Board shall determine.

8.2. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Board shall determine.

8.3. TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Board and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Board in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

8.4. OTHER RESTRICTIONS. The Board shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals described in Article 9 (Company-wide, divisional, and/or individual), time-based restrictions on vesting whether or not following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5. VOTING RIGHTS. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Board may apply any restrictions to the dividends that the Board deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Board may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

8.7. TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each Restricted Stock Award shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE 9. PERFORMANCE MEASURES

Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 9, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees (or Employees who may become Covered Employees) which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

     (a) Earnings per share;

     (b) Net income (before and after taxes);

     (c) Operating income (before or after taxes);

     (d) Return on invested capital, return on assets, or return on equity;

     (e) Cash flow return on investments which equals net cash flows divided by owners' equity;

     (f) Earnings before interest or taxes;

     (g) Gross revenues or revenue growth;

     (h) Market share; and

     (i) Growth in share price or total shareholder return.

The Board shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals on a Company-wide or divisional basis; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Board shall retain the discretion to adjust such Awards downward).

In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Board determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 10. BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 11. DEFERRALS

The Board may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or Stock Appreciation Right, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares and Cash-based Awards. If any such deferral election is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12. RIGHTS OF EMPLOYEES/DIRECTORS

12.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

12.2. PARTICIPATION. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 13. CHANGE IN CONTROL

13.1. TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

     (a) Any and all Options and Stock Appreciation Rights granted hereunder shall become immediately exercisable.

     (b) Any restriction periods and restrictions imposed on shares of Restricted Stock which are not performance-based, as set forth in the Restricted Stock Award Agreement, shall lapse.

     (c) The target payout opportunities attainable under all outstanding Awards of Restricted Stock, Performance Units, Performance Shares, and Cash-Based Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control, and all such Awards shall be deemed to be fully vested. Except as provided in Section 13.1(d) below, the vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control a pro rata number of Shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change in Control. Awards denominated in cash shall be paid pro rata to participants in cash within thirty (30) following the effective date of the Change in Control, with the proration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

     (d) Notwithstanding the foregoing, upon the occurrence of a Change in Control which principally involves the exchange of Shares for cash, as of the effective date of the Change in Control: (a) each Participant holding Options shall be paid in cash, in full satisfaction thereof, an amount equal to the excess, if any, of (i) the aggregate value of the Shares subject to such Options (based on the consideration per Share paid by the acquirer in connection with the Change in Control) over (ii) the aggregate exercise price of such Options; (b) each Participant awarded Performance Shares shall be paid in cash, in full satisfaction thereof, an amount equal to (i) the value of one Share (based on the consideration per Share paid by the acquirer in connection with the Change in Control) multiplied by (ii) the number of Performance Shares awarded to such Participant; and (c) each Participant awarded any other Award which is denominated in Shares (as set forth in the applicable Award Agreement) shall be paid in cash as determined by the Board in its sole discretion to be consistent with the treatment of Options or Performance Shares; provided, that no duplicative payments shall be made with respect to the Stock Appreciation Rights issued in tandem with Options.

13.2. TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL
PROVISIONS. Notwithstanding any other provision of this Plan (but subject to the limitations of Section 14.3 hereof) or any Award Agreement provision, the provisions of this Article 13 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board may terminate, amend or modify this Article 13 at any time and from time to time prior to the date of a Change in Control.

ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION

14.1. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to Section 13.2 and the other terms of the Plan, the Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part.

14.2. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Board determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan meeting the requirements of Section 162(m) of the Code, as from time to time amended.

14.3. AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 13.2 hereof), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

14.4. COMPLIANCE WITH CODE SECTION 162(M). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Board determines that such compliance is not desired with respect to any Award of Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or

Awards available under the Plan, the Board may, subject to this Article 14, make any adjustments it deems appropriate.

ARTICLE 15. WITHHOLDING

15.1. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

15.2. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.

ARTICLE 16. INDEMNIFICATION

Each person who is or shall have been a member of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 17. SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18. LEGAL CONSTRUCTION

18.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

18.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.3. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.4. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

18.5. GOVERNING LAW. For purposes of shareholder approval, the Plan shall be governed by the laws of the State of New York. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the substantive laws of the State of Missouri without regard to conflicts of laws principles which might otherwise apply. Any litigation arising out of, in connection with, or concerning any aspect of the Plan or Awards granted hereunder shall be conducted exclusively in the State or Federal courts in Missouri.

                                     [MAP]
BROWN SHOE COMPANY, INC.
HEADQUARTERS
8300 MARYLAND AVE.
CLAYTON, MISSOURI 63105

DIRECTIONS:

FROM I--64 take I--70 north to Ladue Rd. Go east on Ladue Rd. for 1/4 of a mile. (Ladue Red. becomes Maryland avenue.) At Topton Way turn right. Make an immediate left turn into Visitor Parking.


FROM LAMBERT INTERNATIONAL AIRPORT take I--70 eat to I--170 south. Go approximately 5 miles. Exit on Ladue Rd. Go east on Ladue Rd. for 1/4 of a mile. (Ladue Rd. becomes Maryland avenue.) At Topton Way turn right. Make an immediate left turn into Visitor Parking.

                               [BROWN SHOE LOGO]

                            BROWN SHOE COMPANY, INC.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2002


The undersigned hereby constitutes and appoints Ronald A. Fromm, Andrew M. Rosen and Michael I. Oberlander, and each of them, his, her, or its true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Brown Shoe Company, Inc., to be held in the Company's Conference Center, at 8300 Maryland Avenue, St. Louis, Missouri, on Thursday, May 23, 2002, at 11:00 a.m., and at any adjournments thereof, and to vote all the shares of Common Stock of the Company standing on the books of the Company in the name of the undersigned as specified on the reverse side hereof and in their discretion on such other business as may properly come before the meeting.


PLEASE SEE REVERSE SIDE FOR INFORMATION ON VOTING YOUR SHARES BY TELEPHONE ON INTERNET.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                               [BROWN SHOE LOGO]

                            BROWN SHOE COMPANY, INC.

              8300 MARYLAND AVENUE, ST. LOUIS, MISSOURI 63105-3693


                                                                  April 16, 2002

Dear Shareholder:

     The Annual Meeting of Shareholders of Brown Shoe Company, Inc. will be held on May 23, 2002, at 11:00 a.m., in the Brown Shoe Company, Inc. Conference Center, located at 8200 Maryland Avenue, St. Louis, Missouri.

     It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, complete the attached proxy form above, and return it promptly in the envelope provided or vote electronically as instructed on the reverse side hereof.


                                     (over)

X  PLEASE MARK YOUR
   VOTES AS IN THIS                                                         2283
   EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:



                  FOR      WITHHELD                                                                  FOR       AGAINST       ABSTAIN

1 ELECTION OF     / /        / /         Nominees:                     2. Amendments to              / /        / /           / /
  DIRECTORS                              01. Ronald A. Fromm              Restated Certificate of
                                         02. Patricia G. McGinnis         Incorporation
For, except vote withheld from the following nominee(s):
                                                                       3. Incentive and Stock        / /        / /           / /
_______________________________________                                   Compensation Plan
                                                                          2002

                                                                       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN
                                                                       THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.
                                                                       IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                       PROPOSALS 1, 2 AND 3, AS RECOMMENDED BY THE BOARD OF
                                                                       DIRECTORS.

                                                                           THIS PROXY MUST BE SIGNED EXACTLY AS
                                                                                    NAME APPEARS HEREON.


                                                                       Executors, administrators, trustees, etc. should give full titles as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


                                                                       _____________________________________________________________


                                                                       _____________________________________________________________
                                                                       SIGNATURE(S)                                   DATE

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY, USING THE ENCLOSED ENVELOPE.




--------------------------------------------------------------------------------
                    PLEASE DETACH PROXY HERE, SIGN AND MAIL


Dear Shareholder:

Brown Shoe Company, Inc. encourages you to take advantage of the convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return the proxy card.

To vote your shares electronically, you must use the control number. The control number is the series of numbers printed in the box above, just below the perforation. This control number must be used to access the system.

1.   To vote over the Internet:
     - Log on to the Internet and go the web site http://www.eproxyvote.com/bws

2.   To vote by telephone:
     - On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683)

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.